[FORM OF STANDARD TERMS AND CONDITIONS OF TRUST]
                                                                  EXHIBIT 1.1.1.

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                                 NEXBANK SERIES


                            NEXBANK SECURITIES, INC.
                            Depositor and Supervisor


                        HIGHLAND CAPITAL MANAGEMENT, L.P.
                                    Evaluator


                              THE BANK OF NEW YORK
                                     Trustee


                     STANDARD TERMS AND CONDITIONS OF TRUST


                    For Series Formed on or Subsequent to the
                         Effective Date Specified Below


                              Dated: June ___, 2007


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                                TABLE OF CONTENTS

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
SECTION                                                HEADING                                                  PAGE

ARTICLE I                  DEFINITIONS............................................................................1

       Section 1.01.       Definitions............................................................................1

ARTICLE II                 DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST; DEPOSIT OF ADDITIONAL
                           SECURITIES; SEPARATE TRUSTS............................................................5

       Section 2.01.       Deposit of Securities..................................................................5
       Section 2.02.       Declaration of Trust...................................................................5
       Section 2.03.       Issuance of Units......................................................................6
       Section 2.04.       Certain Contracts Satisfactory.........................................................6
       Section 2.05.       Deposit of Additional Securities.......................................................6
       Section 2.06.       Separate Trusts........................................................................9

ARTICLE III                ADMINISTRATION OF FUND.................................................................9

       Section 3.01.       Initial Costs..........................................................................9
       Section 3.02.       Income Account........................................................................10
       Section 3.03.       Capital Account.......................................................................10
       Section 3.04.       Reserve Account.......................................................................11
       Section 3.05.       Payments and Distributions............................................................11
       Section 3.06.       Distribution Statements...............................................................14
       Section 3.07.       Sale of Securities....................................................................15
       Section 3.08.       Counsel...............................................................................17
       Section 3.09.       Liability of Depositor................................................................17
       Section 3.10.       Notice to Depositor...................................................................17
       Section 3.11.       Reorganization and Similar Events.....................................................17
       Section 3.12.       Notice and Sale by Trustee............................................................18
       Section 3.13.       Notice of Change in Capital Account...................................................18
       Section 3.14.       Extraordinary Distributions...........................................................18
       Section 3.15.       Grantor Trust Status..................................................................18
       Section 3.16.       Trustee Not to Adjust Accounts........................................................18
       Section 3.17.       Replacement Securities................................................................19
       Section 3.18.       Supervisor............................................................................20
       Section 3.19.       Deferred Sales Charge.................................................................21
       Section 3.20.       Foreign Exchange Transactions; Reclaiming Foreign Taxes...............................21
       Section 3.21.       Foreign Exchange Transactions; Foreign Currency Exchange..............................22
       Section 3.22.       Creation and Development Fee..........................................................22
       Section 3.23.       Bookkeeping and Administrative Expenses...............................................23
       Section 3.24.       License Fees..........................................................................23

ARTICLE IV                 EVALUATION OF SECURITIES; EVALUATOR...................................................24

       Section 4.01.       Evaluation by Evaluator...............................................................24

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       Section 4.02.       Information for Unitholders...........................................................25
       Section 4.03.       Compensation of Evaluator.............................................................25
       Section 4.04.       Liability of Evaluator................................................................26
       Section 4.05.       Resignation and Removal of Evaluator; Successor.......................................26

ARTICLE V                  EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE OR REPLACEMENT
                           OF UNITS..............................................................................27

       Section 5.01.       Trust Evaluation......................................................................27
       Section 5.02.       Redemptions by Trustee; Purchases by Depositor........................................28
       Section 5.03.       Depositor Redemptions.................................................................30
       Section 5.04.       Units to be Held Only Through the Depository Trust Company or a
                               Successor Clearing Agency.........................................................31
       Section 5.05.       Rollover of Units.....................................................................31

ARTICLE VI                 TRUSTEE; REMOVAL OF DEPOSITOR.........................................................33

       Section 6.01.       General Definition of Trustee's Liabilities, Rights and Duties, Removal
                               of Depositor......................................................................33
       Section 6.02.       Books, Records and Reports............................................................40
       Section 6.03.       Indenture and List of Securities on File..............................................40
       Section 6.04.       Compensation..........................................................................40
       Section 6.05.       Removal and Resignation of Trustee; Successor.........................................41
       Section 6.06.       Reports to Securities and Exchange Commission and Others..............................43
       Section 6.07.       Qualifications of Trustee.............................................................43

ARTICLE VII                DEPOSITOR.............................................................................43

       Section 7.01.       Succession............................................................................43
       Section 7.02.       Resignation of a Depositor............................................................43
       Section 7.03.       Dissolution of Depositor Not to Terminate.............................................44
       Section 7.04.       Liability of Depositors and Indemnification...........................................44
       Section 7.05.       Compensation..........................................................................45

ARTICLE VIII               RIGHTS OF UNITHOLDERS.................................................................45

       Section 8.01.       Beneficiaries of Trust................................................................45
       Section 8.02.       Rights, Terms and Conditions..........................................................45

ARTICLE IX                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS........................................46

       Section 9.01.       Amendments............................................................................46
       Section 9.02.       Termination...........................................................................48
       Section 9.03.       Construction..........................................................................51
       Section 9.04.       Registration of Units.................................................................51
       Section 9.05.       Written Notice........................................................................51
       Section 9.06.       Severability..........................................................................51
       Section 9.07.       Dissolution of Depositor Not to Terminate.............................................52

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                                 NEXBANK SERIES
                     STANDARD TERMS AND CONDITIONS OF TRUST

                            EFFECTIVE: JUNE ___, 2007

     These Standard Terms and Conditions of Trust effective June ___, 2007 are executed by NexBank Securities, Inc., as Depositor, and The Bank of New York, as Trustee.

                                WITNESSETH THAT:

     In consideration of the premises and of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                                  INTRODUCTION

     These Standard Terms and Conditions of Trust, effective June ___, 2007, shall be applicable to certain NexBank Series established after the date of effectiveness hereof containing Equity Securities, as provided in this paragraph. For all Series established after the date of effectiveness hereof to which these Standard Terms and Conditions of Trust effective June ___, 2007, are to be applicable, the Depositor and the Trustee shall execute a Reference Trust Agreement incorporating by reference these Standard Terms and Conditions of Trust effective June ___, 2007, and designating any exclusions from or additions or exceptions to such incorporation by reference for the purposes of that Series or variation of the terms hereof for the purposes of that Series.

     Now, therefore, in consideration of the premises and of the mutual agreements herein contained, the Depositor and Supervisor, the Evaluator and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Indenture the following, words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

     (1) "Addendum to the Reference Trust Agreement" shall mean the addendum which evidences the Additional Securities deposited into the Trust and the number of Additional Units created.

     (2) "Additional Securities" shall mean such Securities as are listed in Supplementary Schedules to Addenda to the Reference Trust Agreement and which have been deposited to effect an increase over the number of Units initially specified in the Reference Trust Agreement.

     (3) "Additional Units" shall mean such Units as are issued in respect of Additional Securities.

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     (4) "Business Day" shall mean any other day other than a Saturday, Sunday, or other day on which the New York Stock Exchange is closed for trading, a legal holiday in the City of New York, or a day on which banking institutions are authorized by law to close.

     (5) "Capital Account Distribution Date" shall have the meaning assigned to it in the Reference Trust Agreement.

     (6) "Capital Account Record Date" shall have the meaning assigned to it in the Reference Trust Agreement.

     (7) "Contract Securities" shall mean Securities which are to be acquired by a Trust pursuant to purchase contracts which have been assigned to the Trustee.

     (8) "Deferred Sales Charge" shall have the meaning assigned to it in the Reference Trust Agreement.

     (9) "Depositor" shall mean NexBank Securities, Inc. and its successors in interest, or any successor depositor appointed as hereinafter provided.

     (10) "Distribution Agent" shall mean the Trustee acting in its capacity as distribution agent pursuant to Section 5.05.

     (11) "DTC" shall mean Depository Trust Company, or its successors.

     (12) "Equity Securities" shall mean any equity securities of corporations or other entities deposited in a Trust as specified in the Reference Trust Agreement thereof.

     (13) "Evaluator" shall mean Highland Capital Management, L.P. and its successors in interest, or any successor evaluator appointed as hereinafter provided.

     (14) "Fund" shall mean the collective Trusts created by the Reference Trust Agreement, which shall consist of Securities held pursuant and subject to the Indenture, together with all undistributed income or other amounts received or accrued thereon, any undistributed cash held in the Income and Capital Accounts or otherwise realized from the sale, redemption, liquidation or maturity thereof. Such amounts as may be on deposit in the Reserve Account as hereinafter established shall be excluded from the Fund.

     (15) "In Kind Distribution" shall have the meaning set forth in Section
5.02 hereof.

     (16) "Income Account Distribution Date" shall have the meaning assigned to it in the Reference Trust Agreement.

     (17) "Income Account Record Date" shall have the meaning assigned to it in the Reference Trust Agreement.

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     (18) "Indenture" shall mean these Standard Terms and Conditions of Trust as originally executed or, if amended as hereinafter provided, as so amended, together with the Reference Trust Agreement creating a particular series of the Fund.

     (19) "Initial Date of Deposit" shall have the meaning assigned to it in the Reference Trust Agreement.

     (20) "Letter of Credit" shall mean the letter of credit or letters of credit provided to the Trustee by a financial institution for the purchase of any Contract Securities deposited in the Fund.

     (21) "Mandatory Termination Date" shall be the date so specified in the Prospectus.

     (22) "Original Issue" shall mean an issue of Securities deposited pursuant to Section 2.01 or any Replacement Securities purchased to replace any Original Issue which have become Failed Contract Securities.

     (23) "Original Proportionate Relationship" shall mean the proportionate relationship among the number of shares of each Security established on the deposit made pursuant to Section 2.01. The Original Proportionate Relationship shall be adjusted, if appropriate, to reflect (1) the deposit of Replacement Securities pursuant to Section 3.17, (2) the sale of Securities pursuant to
Section 3.07, 3.10 or 5.02 and (3) the occurrence of any stock dividend, stock splits, redemptions, acquisition of shares through dividend reinvestment plans or similar events.

     (24) "Prospectus" shall mean (a) the prospectus included in the registration statement, as amended, on Form S-6 under the Securities Act of 1933, as amended, relating to the Trust on file with the Securities and Exchange Commission at the time such registration statement, as amended, becomes effective, except that if the prospectus filed pursuant to Rule 497(b) under the Securities Act of 1933, as amended, differs from the prospectus on file at the time such registration statement, as amended, becomes effective, the term Prospectus shall refer to the Rule 497(b) prospectus from and after the time it is mailed or otherwise delivered to the Securities and Exchange Commission for filing or (b) if any post-effective amendment to such prospectus shall have been subsequently made effective under the Securities Act of 1933, as amended, such post effective amendment thereto.

     (25) "Reference Trust Agreement" shall mean the Reference Trust Agreement for the particular series of the Fund into which these Standard Terms and Conditions are incorporated.

     (26) "Reinvestment Securities" shall have the meaning assigned to it in
Section 2.01 hereof.

     (27) "Replacement Security" shall have the meaning assigned to it in
Section 3.17 hereof.

     (28) "Rollover Distribution" shall have the meaning assigned to it in
Section 5.05 hereof.

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     (29) "Rollover Unitholder" shall have the meaning assigned to it in Section
5.05 hereof.

     (30) "Securities" shall mean (a) Equity Securities deposited in a Trust, which Securities are listed in the various Schedules to the Reference Trust Agreement or are deposited in the Trust pursuant to Section 2.01 hereof, (b) Replacement Securities acquired pursuant to Section 3.17 hereof, as may from time to time to be construed to be held as part of the Trust and (c) distributions of the same securities.

     (31) "Special Redemption Period" shall have the meaning assigned to it in the Reference Trust Agreement.

     (32) "Supervisor" shall mean NexBank Securities, Inc. and its successors in interest, or any successor portfolio supervisor appointed as hereinafter provided.

     (33) "Supplemental Indenture" shall mean an amendment or supplement to the Indenture pursuant to Section 2.05(b) for the purpose of depositing additional Securities in a Trust and issuing additional Units.

     (34) "Trust" shall mean the separate trust or trusts created by this Indenture, the Securities constituting the portfolios of which are listed in the various separate Schedules attached to the related Reference Trust Agreement.

     (35) "Trustee" shall mean The Bank of New York, or any successor trustee appointed as hereinafter provided.

     (36) "Unit" in respect of any Trust shall mean the fractional undivided interest in and ownership of the Trust which shall be initially equal to the fraction specified in the Reference Trust Agreement, the numerator of which is one and the denominator of which fraction shall be (1) increased by the number of any additional Units issued pursuant to Section 2.05 hereof, (2) increased or decreased in connection with an adjustment to the number of Units pursuant to
Section 2.05, and (3) decreased by the number of any Units redeemed as provided in Section 5.02 hereof. Whenever reference is made herein to the "interest" of a Unitholder in the Trust or in the Income and Capital Accounts, it shall mean such fractional undivided interest represented by the number of Units held of record by such Unitholder.

     (37) "Unitholder" shall mean the registered holder of any Unit of beneficial interest as recorded on the registration books of the Trustee.

     (38) Words importing singular number shall include the plural number in each case and vice versa, and words importing persons shall include corporations and associations, as well as natural persons.

     (39) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore," and similar words or phrases of reference and association shall refer to this Indenture in its entirety.

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                                   ARTICLE II

                   DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST;
                        DEPOSIT OF ADDITIONAL SECURITIES;
                                 SEPARATE TRUSTS

     Section 2.01. Deposit of Securities. The Depositor, on the date of the Reference Trust Agreement, has deposited with the Trustee in trust the Securities and contracts (or cash or a Letter of Credit in the amount necessary to settle any contracts for the purchase of Securities entered into by the Trustee pursuant to the instructions of the Depositor) for the purchase of Contract Securities listed in the Schedules to the Reference Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form or Contract Securities relating to such Securities to be held, managed and applied by the Trustee as herein provided. The Depositor shall deliver the Securities listed on said Schedules which were not actually delivered concurrently with the execution and delivery of the Reference Trust Agreement and which were represented by Contract Securities to the Trustee within 10 calendar days after said execution and delivery (the "Delivery Period"). In the event that the purchase of Contract Securities pursuant to any contract shall not be consummated in accordance with said contract or if the Securities represented by Contract Securities are not delivered to a Trust in accordance with this Section 2.01 and the moneys, or, if applicable, the moneys drawn on the Letter of Credit, deposited by the Depositor are not utilized for Section 3.17 purchases of Replacement Securities, such funds, to the extent of the purchase price of Failed Contract Securities for which no Replacement Security were acquired pursuant to Section 3.17, plus all amounts described in the next succeeding sentence, shall be credited to the Capital Account and distributed pursuant to Section 3.05 to Unitholders of record as of the Income Account Record Date next following the failure of consummation of such purchase. The Depositor shall cause to be refunded to each Unitholder his pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Failed Contract Security. Any amounts remaining from moneys drawn on the Letter of Credit which are not used to purchase Replacement Securities or are not used to provide refunds to Unitholders shall be paid to the Depositor. The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a clearing agency registered with the Securities and Exchange Commission or in a book entry system operated by the Federal Reserve Board.

     Section 2.02. Declaration of Trust. The Trustee hereby declares it holds and will hold each Trust as Trustee in trust upon the terms herein set forth for the use and benefit of all present and future Unitholders, subject to the terms and conditions of this Indenture.

     Section 2.03. Issuance of Units. By executing the Reference Trust Agreement and receipt for deposited Securities, the Trustee will thereby acknowledge receipt of the deposit of the Securities listed in the Schedules to the Reference Trust Agreement and referred to in Section 2.01 hereof, and simultaneously with the receipt of said deposit, has recorded on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units specified in the Reference Trust Agreement and has delivered, or on the order of the Depositor will deliver, in exchange for such Securities, cash or a

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Letter of Credit, documentation evidencing the ownership of the number of Units specified or, if requested by the Depositor, the ownership by DTC of all such Units and will cause such Units to be credited at DTC to the account of the Depositor or, pursuant to the Depositor's direction and as hereafter provided, the account of the issuer of the Letter of Credit referred to in Section 2.01. The number of Units in a Trust may be increased through a split of the Units or decreased through a reverse split thereof, as directed by the Depositor, on any day on which the Depositor is the only Unitholder of such Trust, which revised number of Units shall be recorded by the Trustee on its books. Effective as of the Evaluation Time on the Initial Date of Deposit, in the event that the aggregate value of Securities in the Trust has increased since the evaluation on the Business Day immediately preceding the Initial Date of Deposit, the Trustee shall issue such number of additional Units to the Unitholder of outstanding Units as of the close of business on the Initial Date of Deposit that the price per Unit computed as of the Evaluation Time on the Initial Date of Deposit, plus the maximum applicable sales charge shall equal approximately $10 per Unit (based on the number of Units outstanding as of said Evaluation Time, including the additional Units issued pursuant to this sentence); in the event that the aggregate value of Securities in the Trust Fund has decreased since the evaluation on the Business Day immediately preceding the Initial Date of Deposit, there will be a reverse split of the outstanding Units, and said Unitholder will surrender to the Trustee for cancellation such number of Units, that the price per Unit computed as of the Evaluation Time on the Initial Date of Deposit, plus the maximum applicable sales charge shall equal approximately $10 per Unit (based on the number of Units outstanding as of said Evaluation Time, reflecting cancellation of Units pursuant to this sentence). The Trustee hereby agrees that on the date of any deposit of additional Securities pursuant to Section 2.05 it shall acknowledge that the additional Securities identified therein have been deposited with it by recording on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units to be issued in respect of such additional Securities so deposited.

     Section 2.04. Certain Contracts Satisfactory. The Depositor approves as satisfactory in form and substance the contracts to be assumed by the Trustee with regard to any Securities listed in the Schedules to the Reference Trust Agreement and authorizes the Trustee on behalf of the Trust to assume such contracts and otherwise to carry out the terms and provisions thereof or to take other appropriate action in order to complete the deposit of the Securities covered thereby into the Trust.

     Section 2.05. Deposit of Additional Securities. (a) Subject to the requirements set forth below in this Section, the Depositor may, on any Business Day (the "Trade Date"), subscribe for Additional Units as follows:

          (1) Prior to the Evaluation Time defined in Section 4.01 on the Trade Date, the Depositor shall provide notice (the "Subscription Notice") to the Trustee of the Depositor's intention to subscribe for Additional Units. The Subscription Notice shall identify the Additional Securities to be acquired (unless such Additional Securities are a precise replication of the then existing portfolio) and shall either (i) specify the quantity of Additional Securities to be deposited by the Depositor on the settlement date for such subscription or (ii) instruct the Trustee to purchase Additional Securities with an aggregate cost as specified in the Subscription Notice.

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          (2) Promptly following the Evaluation Time on such Business Day, the
     Depositor shall verify with the Trustee, the number of Additional Units to be created.

          (3) Not later than the time on the settlement date for such subscription when the Trustee is to deliver the Additional Units created thereby (which time shall not be later than the time by which the Trustee is required to settle any contracts for the purchase of Additional Securities entered into by the Trustee pursuant to the instruction of the Depositor referred to in subparagraph (1) above), the Depositor shall deposit with the Trustee (i) any Additional Securities specified in the Subscription Notice (or contracts to purchase such Additional Securities together with cash or a letter of credit in the amount necessary to settle such contracts) or (ii) cash or a letter of credit in the amount equal to the aggregate cost of the Additional Securities to be purchased by the Trustee, as specified in the Subscription Notice, together with, in each case, Cash defined below. "Cash" means, as to the Capital Account, cash or other property (other than Securities) on hand in the Capital Account or receivable and to be credited to the Capital Account as of the Evaluation Time on the Business Day preceding the Trade Date (other than amounts to be distributed solely to persons other than persons receiving the distribution from the Capital Account as holders of Additional Units created by the deposit), and, as to the Income Account, cash or other property (other than Securities) received by the Trust as of the Evaluation Time on the Business Day preceding the Trade Date or receivable by the Trust in respect of dividends or other distributions declared but not received as of the Evaluation Time on the Business Day preceding the Trade Date, reduced by the amount of any cash or other property received or receivable on any Security allocable (in accordance with the Trustee's calculation of the monthly distribution from the Income Account pursuant to Section 3.05) to a distribution made or to be made in respect of a Record Date occurring prior to the Trade Date. Each deposit made pursuant to this Section 2.05 shall replicate, to the extent practicable, the portfolio immediately prior to such deposit.

          (4) On the settlement date for a subscription, the Trustee shall, in exchange for the Securities and cash or Letter of Credit described above, issue and deliver to or on the order of the Depositor the number of Units verified by the Depositor with the Trustee. No Unit to be issued pursuant to this paragraph shall be issued or delivered unless and until Securities, cash or a Letter of Credit is received in exchange therefor and no person shall have any claim to any Unit not so issued and delivered or any interest in the Trust in respect thereof.

          (5) Any Additional Securities shall be held, administered and applied by the Trustee in the same manner as herein provided for the Securities.

          (6) The acceptance of Additional Units by the Depositor in accordance with the provisions of paragraph (a) of this Section shall be deemed a certification by the Depositor that the deposit or purchase of Additional Securities associated therewith complies with the conditions of this
     Section 2.05.

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          (7) Notwithstanding the preceding, in the event that the Depositor's
     Subscription Notice shall instruct the Trustee to purchase Additional Securities in an amount which, when added to the purchase amount of all other unsettled contracts entered into by the Trustee, exceeds 25% of the value of the Securities then held (taking into account the value of contracts to purchase Securities only to the extent that there has been deposited with the Trustee cash or an irrevocable letter of credit in an amount sufficient to settle their purchase), the Depositors shall deposit with the Trustee concurrently with the Subscription Notice cash or a letter of credit in an amount such that, when added to 25% of the value of the Securities then held (determined as above) the aggregate value shall be not less than the purchase amount of the securities to be purchased pursuant to such Subscription Notice.

     (b) Instructions to purchase Additional Securities under this Section shall be in writing and shall direct the Trustee to purchase, or enter into contracts to purchase, Additional Securities; such instructions shall also specify the name, CUSIP number, if any, aggregate amount of each such Additional Security and price or range of price. If, at the time of a subsequent deposit under this Section, Securities of an Original Issue are unavailable, cannot be purchased at reasonable prices or their purchase is prohibited or restricted by applicable law, regulation or policies, in lieu of the portion of the deposit that would otherwise be represented by those Securities, the Depositor may (A) deposit (or instruct the Trustee to purchase) Securities of another Original Issue or (B) deposit cash or a letter of credit with instructions to acquire the Securities of such Original Issue when they become available.

     (c) The Trustee shall have no responsibility for the selection of Securities deposited hereunder or for maintaining the composition of the Trust portfolio or for any loss or depreciation resulting from any purchase of Additional Securities pursuant to the Depositor's direction or from the Depositor's failure to settle any subscription for Units. The Trustee shall be indemnified against any loss or liability arising from purchases contracted for pursuant to this Section in accordance with Section 6.04.

     (d) If Securities in the Trust are sold pursuant to Section 3.07 or 9.02 hereof or if there are excess proceeds remaining after meeting redemption requests pursuant to Section 5.02, the net proceeds of any such sale may be reinvested by the Trustee, if in the opinion of the Depositor it is in the best interests of the Unitholders to do so, in short term U.S. Treasury obligations maturing on or prior to the next succeeding Capital Distribution Date or, if earlier, December 31 of the year of purchase (the "Reinvestment Securities"). Proceeds from the maturity of the Reinvestment Securities shall be distributed to Unitholders of record on the next applicable Capital Account Distribution Date. Dividends, if any, received on Securities will not be reinvested pending distribution. Brokerage commissions with respect to the purchase of Reinvestment Securities shall be an expense borne by the Trust.

     Section 2.06. Separate Trusts. The Trusts created by this Indenture are separate and distinct trusts for all purposes and the assets of one Trust may not be commingled with the assets of any other nor shall the expenses of any Trust be charged against the other. Units representing the ownership of an undivided fractional interest in one Trust shall not be exchangeable for Units representing the ownership of an undivided fractional interest in any other.

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                                   ARTICLE III

                             ADMINISTRATION OF FUND

     Section 3.01. Initial Costs. Subject to reimbursement as hereinafter provided, the cost of organizing the Trust and sale of the Trust Units shall be borne by the Depositor, provided, however, that the liability on the part of the Depositor under this Section shall not include any fees or other expenses incurred in connection with the administration of the Trust subsequent to the deposit referred to in Section 2.01. Upon notification from the Depositor that the primary offering period is concluded, or after six months, at the discretion of the Depositor, the Trustee shall withdraw from the Account or Accounts specified in the Prospectus or, if no Account is therein specified, from the Capital Account as further set forth in Section 3.03, and pay to the Depositor the Depositor's reimbursable expenses of organizing the Trust and sale of the Trust Units in an amount certified to the Trustee by the Depositor but not in excess of the estimated per-Unit amount set forth in the Prospectus multiplied by the number of Units outstanding as of the conclusion of the primary offering period. If the cash balance of the Capital Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, sell Securities identified by the Depositor, or distribute to the Depositor Securities having a value, as determined under Section 4.01 as of the date of distribution, sufficient for such reimbursement. Securities sold or distributed to the Depositor to reimburse the Depositor pursuant to this Section shall be sold or distributed by the Trustee to the extent practicable, in the percentage ratio then existing (unless the Trust elects to be treated as a "regulated investment company" as defined in the United States Internal Revenue Code (the "Internal Revenue Code"), in which case sales or distributions by the Trustee shall be made in accordance with the instructions of the Depositor or its designees). The reimbursement provided for in this Section shall be for the account of the Unitholders of record at the conclusion of the primary offering period. Any assets deposited with the Trustee in respect of the expenses reimbursable under this Section shall be held and administered as assets of the Trust for all purposes hereunder. The Depositor shall deliver to the Trustee any cash identified in the Statement of Financial Condition of the Trust included in the Prospectus not later than the First Settlement Date and the Depositor's obligation to make such delivery shall be secured by the Letter of Credit deposited pursuant to Section 2.01. Any cash which the Depositor has identified as to be used for reimbursement of expenses pursuant to this Section shall be held by the Trustee, without interest, and reserved for such purpose and, accordingly, prior to the conclusion of the primary offering period, shall not be subject to distribution or, unless the Depositor otherwise directs, used for payment of redemptions in excess of the per-Unit amount payable pursuant to the next sentence. If a Unitholder redeems Units prior to the conclusion of the primary offering period, the Trustee shall pay to the Unitholder, in addition to the Redemption Price of the tendered Units, an amount equal to the estimated per-Unit cost of organizing the Trust and the sale of Trust Units set forth in the Prospectus multiplied by the number of Units tendered for redemption; to the extent the cash on hand in the Trust is insufficient for such payment, the Trustee shall have the power to sell Securities in accordance with Section 5.02. As used herein, the Depositor's reimbursable expenses of organizing the Trust and sale of the Trust Units shall include the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the indenture, and other documents relating to the Trust, Securities and Exchange Commission and state blue sky registration fees, the cost of the initial valuation of the portfolio and audit of the Trust, the costs of a portfolio consultant, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto but not including the expenses incurred in the printing of preliminary prospectuses and prospectuses, expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses.

     Section 3.02. Income Account. The Trustee shall collect the dividends or other like cash distributions on the Securities in each Trust as such becomes payable (including all moneys representing penalties for the failure to make timely payments on the Securities, or as liquidated damages for default or breach of any condition or term of the Securities or of the underlying instrument relating to any Securities and other income attributable to a Failed Contract Security for which no Replacement Security has been obtained pursuant to Section 3.17 hereof) and credit such amounts, as collected, to a separate account for each Trust to be known as the "Income Account."

     Any distributions received by the Trustee in a form other than cash (other than a non-taxable distribution of the shares of the distributing corporation) shall be sold in the manner directed by the Depositor and the proceeds of sale credited to the Income Account of the Trust. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

     If, as the result of the deposit of Securities subsequent to the Initial Date of Deposit, distributions with respect to any issue of Securities are received on some, but not all, Securities of such issue, the Depositor shall pay to the Trustee for distribution to Unitholders such amount as will equal the difference between the total of the distribution on such issue received by the Trust and the amount which would have been received had distributions been received on all Securities of such issue. The payment of such amount by the Depositor shall be made on the fifth business day following such supplemental deposit, and shall be secured by any cash and/or Letter of Credit deposited pursuant to Section 2.01 hereof.

     Section 3.03. Capital Account. All moneys received by the Trustee in respect of the Securities, other than amounts credited to the Income Account, shall be credited to a separate account to be known as the "Capital Account" (except for moneys deposited by the Depositor or moneys pursuant to draws on the Letter of Credit for purchase of Contract Securities pursuant to Section 2.01, which shall be separately held in trust by the Trustee for such purpose and shall not be credited to the Capital Account except as provided in Section 2.01).

     Section 3.04. Reserve Account. From time to time, the Trustee shall withdraw from the cash on deposit in the Income Account or the Capital Account of the appropriate Trust such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of or by such Trust. Such amounts so withdrawn shall be credited to a separate account for each Trust which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for the payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the appropriate account from which withdrawn, or if such Trust has been terminated or is in the process of termination, the Trustee shall distribute same in accordance with
Section 9.02(d) to each Unitholder such holder's interest in the Reserve
Account.

     Section 3.05. Payments and Distributions. (a) On or immediately after the fifteenth the day of each month, the Trustee shall satisfy itself as to the adequacy of the Reserve Account, making any further credits thereto as may appear appropriate in accordance with Section 3.04 and shall then with respect to each Trust:

          (i) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 6.04 or otherwise pursuant to the provisions hereof;

          (ii) deduct from the Income Account of the Trust, and, to the extent funds are not sufficient therein, from the Capital Account of the Trust, amounts necessary to pay any unpaid expenses of the Trust, including registration charges, state blue sky fees, printing costs, attorneys' fees, auditing costs and other miscellaneous out-of-pocket expenses, as certified by the Depositors, incurred in keeping the registration of the Units and the Trust on a current basis pursuant to Section 9.04, provided, however, that no portion of such amount shall be deducted or paid unless the payment thereof from the Trust is at that time lawful;

          (iii) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to, or reserve for, the Evaluator the amount that it is at the time entitled to receive pursuant to Section 4.03;

          (iv) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such counsel pursuant to Section 3.08, as certified to by the Depositor;

          (v) deduct from the Income Account or to the extent funds are not available in such Account, from the Capital Account and pay to, or reserve for, the Supervisor the amount that it is entitled to receive pursuant to
     Section 3.18;

          (vi) deduct from the Income Account (as provided in Section 3.19) and pay to the Depositor that amount it is entitled to receive pursuant to
     Section 3.19; and

          (vii) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account, and reimburse itself for any other fees, charges and expenses arising from time to time out of the Trust operations that the Trustee has paid.

     (b) (i) On each Income Account Distribution Date, the Trustee shall distribute an amount per Unit equal to such Unitholder's Income Distribution (as defined below) computed as of the close of business on the Income Account Record Date immediately preceding such Income Account Distribution Date plus, if such Income Account Distribution Date is also a Capital Account Distribution Date for the distribution of capital, such Unitholder's pro rata share of the balance of the Capital Account (except for moneys on deposit therein required to purchase Contract Securities) to each Unitholder of record at the close of business on the Record Date; provided, however, that if the balance of the Capital Account of a Trust on the first day of any month equals at least $1.00 per 100 Units, such distribution from the Capital Account shall be made on the fifteenth day of such month computed as of the close of business on the first day of such month. The Trust shall provide the following distribution elections: (1) distributions to be made by mail addressed to the post office address of the Unitholder as it appears on the registration books of the Trustee or (2) distributions to be made to the designated agent for any reinvestment program when, as and if available to the Unitholder through the Depositor. If no election is offered by the Depositor or if no election is specified by the Unitholder at the time of purchase of any Unit, distribution of principal and income and capital gains, if any, shall be distributed as provided in (1) above. Any election other than a deemed election as described in the preceding sentence shall be by written notice to, and in form satisfactory to, the Trustee. Once a distribution election has been chosen by the Unitholder, such election shall remain in effect until changed by the Unitholder. Such change of election may be made by notification thereof to the Trustee at any time in form satisfactory to the Trustee. A transferee of any Unit may make his distribution election in the manner as set forth above. The Trustee shall be entitled to receive in writing a notification from the Unitholder as to his or her change of address.

     (ii) For the purposes of this Section 3.05, the Unitholder's "Income Distribution" shall be equal to such Unitholder's pro rata share of the cash balance (other than any amortized discount) in the Income Account computed as of the close of business on the Income Account Record Date immediately preceding such Income Distribution after deduction of (1) the fees and expenses then deductible pursuant to Section 3.05(a) and (2) the Trustee's estimate of other expenses properly chargeable to the Income Account pursuant to the Indenture which have accrued, as of such Income Account Record Date or are otherwise properly attributable to the period to which such Income Distribution relates.

     (iii) The amount to be so distributed to each Unitholder shall be that pro rata share of the balance of the Income and Capital Accounts, computed as set forth herein, as shall be represented by the Units registered in the name of such Unitholder. In the computation of each such pro rata share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in the Income Account or the Capital Account shall be held in the same manner as other amounts subsequently deposited in each of such accounts, respectively.

     (iv) Income attributable to Contract Securities which the Depositor shall have declared by written notice to the Trustee to be Failed Contract Securities for which Replacement Securities are not to be substituted pursuant to Section
3.17 hereof shall be distributed to Unitholders, of record as of the close of business on the Income Account Record Date next following the failure of consummation of such purchase and shall be distributed not more than 120 days after the receipt of such notice by the Trustee or at such earlier time in such manner as the Trustee in its sole discretion deems to be in the best interest of Unitholders.

     (v) For the purpose of distributions as herein provided, the Unitholders of record on the registration books of the Trustee at the close of business on each Income Account Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any Unitholder of record. Nothing herein shall be construed to prevent the payment of amounts from the Income Account and the Capital Account to individual Unitholders by means of one check, draft or other instrument or device provided that the appropriate statement of such distribution shall be furnished therewith as provided in Section 3.06 hereof.

     (vi) Notwithstanding the foregoing, the Trustee shall not be required to make a distribution from the Income Account or the Capital Account unless the aggregate cash available for distribution within the meaning of Treas. Reg 1.671-5(b)(5) from the Income Account and the Capital Account is equal to or greater than .1% of the net asset value of the Trust on the related Record Date, provided, however, that the Trustee shall in any event distribute the balance of the Income Account and Capital Account on the Distribution Date occurring in December of each year (including in such distribution income receivable by the Trust on or prior to the December Distribution Date). This provision is intended to comply with Treas. Reg. 1.675-5(c)(2)(v)(C), and shall be interpreted consistent therewith and with any successor regulation.

       (vii) Notwithstanding the foregoing, no In Kind Distribution requests made pursuant to Section 5.02 and submitted during the 30 business days prior to the trust's Mandatory Termination Date will be honored. In addition, no Unitholder will be eligible for an In Kind Distribution of securities pursuant to Section 9.02.

     (c) Notwithstanding the foregoing, if a Trust has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code, the Trustee may make such additional distributions to Unitholders as shall be determined by the Depositor or such agent as the Depositor shall designate to be necessary or desirable to maintain the status of each Trust as a regulated investment company or to avoid imposition of any income or excise taxes on undistributed income of the Trust. The Trustee shall be authorized to rely conclusively upon the direction, and shall have no duty to make any additional distributions from a Trust in the absence of such direction. The Trustee shall have no liability for any tax or other liability incurred by reason of action or inaction resulting from such direction. The fees of such agent designated by the Depositor shall be an expense of the Trust reimbursable to the Trustee in accordance with Section 6.04.

     Section 3.06. Distribution Statements. With each distribution from the Income or Capital Accounts of a Trust, the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such account, expressed as a dollar amount per Unit of such Trust. The Trustee shall also furnish each Unitholder with a change of address form as part of each statement.

     Within a reasonable period of time after the last business day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Unitholder of a Trust a statement setting forth, with respect to such calendar year and with respect to such Trust:

     (A)  as to the Income Account:

          (1) the amount of income received on the Securities (including amounts received as a portion of the proceeds of any disposition of Securities);

          (2) the amounts paid from the Income Account for purchases of Securities pursuant to Section 3.17 and for redemptions pursuant to Section 5.02;

          (3) the deductions from the Income Account for payment into the Reserve Account;

          (4) the deductions for applicable taxes and fees and expenses of the Trustee, the Evaluator, the Supervisor, counsel, auditors and any accrued organization expenses or Deferred Sales Charge paid by the Trust pursuant to Section 3.05 and Section 3.19, respectively.

          (5) the amounts reserved for purchases of Contract Securities or for purchases made pursuant to Section 3.17;

          (6) any amount credited to or deducted from the Income Account; and

          (7) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year;

     (B)  as to the Capital Account:

          (1) the dates of sale, liquidation or disposition of any of the Securities and the net proceeds received therefrom, excluding any portion thereof credited to the Income Account;

          (2) the deductions from the Capital Account, if any, for payment of applicable taxes and fees and expenses of the Trustee, the Evaluator, the Supervisor, counsel, auditors and any expenses paid by the Trust under
     Section 3.05;

          (3) the amount paid for purchases of Securities pursuant to Section
     3.17 and for redemptions pursuant to Section 5.02;

          (4) the deductions from the Capital Account for payments into the Reserve Account;

          (5) the amounts reserved for purchases of Contract Securities or for purchases made pursuant to Section 3.17;

          (6) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year; and

     (C)  the following information:

          (1) a list of Securities as of the last Business Day of such calendar year and a list which identifies all Securities sold or other Securities acquired during such calendar year, if any;

          (2) the number of Units outstanding on the last Business Day of such calendar year;

          (3) the Unit Value as defined in Section 5.01 based on the last Trust Fund Evaluation pursuant to Section 5.01 made during such calendar year; and

          (4) the amounts actually distributed or which are otherwise attributable to Unitholders during such calendar year from the Income and Capital Accounts, separately stated, expressed both as total dollar amounts for such distributions and the status of such distributions for federal income tax purposes.

     Section 3.07. Sale of Securities. (a) In order to maintain the sound investment character of a Trust, the Depositor may direct the Trustee to sell or liquidate Securities (other than Reinvestment Securities) in such Trust at such price and time and in such manner as shall be determined by the Depositor, provided that the Depositor has determined that any one or more of the following conditions exist:

          (i) that there has been a default on any of the Securities in the payment of dividends, after declared and when due and payable;

          (ii) that any action or proceeding has been instituted at law or equity seeking to restrain or enjoin the payment of dividends on any such Securities, or that there exists any legal question or impediment affecting such Securities or the payment of dividends from the same;

          (iii) that there has occurred any breach of covenant or warranty in any document relating to the issuer of the Securities which would adversely affect either immediately or contingently the payment of dividends from the Securities, or the general credit standing of the issuer or otherwise impair the sound investment character of such Securities;

          (iv) that there has been a default in the payment of dividends, principal of or income or premium, if any, on any other outstanding securities or obligations of the issuer of such Securities;

          (v) that the price of any such Securities has declined to such an extent or other such credit factors exist so that in the opinion of the Depositor the retention of such Securities would be detrimental to the Trust and to the interest of the Unitholders;

          (vi) that all of the Securities in the Trust will be sold pursuant to termination of the Trust pursuant to Section 9.02 hereof;

          (vii) that such sale is required due to Units tendered for redemption;

          (viii) that the Depositor has determined that the tax treatment of the Trust as a grantor trust would otherwise be jeopardized;

          (ix) that the sale of such Securities is required in order to prevent the Trust from being deemed an association taxable as a corporation for federal income tax purposes; or

          (x) that as a result of the ownership of a Security, the trust or its Unitholders would be a direct or indirect shareholder of a passive foreign investment company as defined in section 1297(a) of the Internal Revenue Code.

     (b) Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell or liquidate the specified Securities in accordance with such direction, and, upon the receipt of the proceeds of any such sale or liquidation, after deducting therefrom any fees and expenses of the Trustee connected with such sale or liquidation and any brokerage charges, taxes or other governmental charges, shall deposit such net proceeds in the applicable Capital Account. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or liquidate any Securities under this Section 3.07.

     Section 3.08. Counsel. The Depositor may employ from time to time, as it deems necessary or desirable, a firm of attorneys for any legal services which may be required in connection with the Securities, including any legal matters relating to the possible disposition or acquisition of any Securities pursuant to any provisions hereof or for any other reasons deemed advisable by the Depositor or the Trustee, in their discretion. The fees and expenses of such counsel may, at the discretion of the Depositor, be paid by the Trustee from the Income Account and Capital Account as provided for in Section 3.05(a)(iv) hereof.

     Section 3.09. Liability of Depositor. The Depositor shall be under no liability to the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, bond counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

     Section 3.10. Notice to Depositor. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken with respect to the Securities (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any amendment or supplement to any indenture, resolution, agreement or other instrument under or pursuant to which the Securities have been issued), the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five Business Days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action or refrain from taking any action so as to insure that the Securities are voted as closely as possible in the same manner and the same general proportion, with respect to all issues, as are the Securities held by owners other than the Trust. Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this section.

     Section 3.11. Reorganization and Similar Events. In the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new securities, or to exchange securities, for Trust Securities, the Trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities, cash and/or property received in exchange shall be deposited hereunder and shall be promptly sold, if securities or property, by the Trustee, unless the Depositor advises the Trustee to keep such securities or property. The Trustee also may accept a tender offer for cash if the Supervisor determines that the sale or tender is in the best interest of the Unitholders. The cash received in such exchange and cash proceeds of any such sale or tender offer shall be distributed to Unitholders on the next Income Distribution Date in the manner set forth in Section 3.05 regarding distributions from the Capital Account. This section shall apply, but its application shall not be limited, to public tender offers, mergers, acquisitions, reorganizations and recapitalizations. Unless the Depositor directs that notice be otherwise provided, the Trustee shall include notice of any Security so acquired in the annual statement provided to Unitholders pursuant to Section 3.06. Except as provided in Article VI, neither the Depositor nor the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale. Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action pursuant to the terms of this
Section 3.11 other than failure to notify the Depositor.

     Section 3.12. Notice and Sale by Trustee. If at any time there has been a failure by the issuer to pay a dividend that is due and payable, the Trustee shall notify the Depositor thereof. If within thirty days after such notification the Trustee has not received any instruction from the Depositor to sell or to hold or to take any other action in connection with such Securities, the Trustee shall sell such Securities forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale or by reason of any action or inaction in accordance with such written instructions of the Depositor. The Trustee shall promptly notify the Depositor of such action in writing and shall set forth therein the Securities sold and the proceeds received therefrom.

     Section 3.13. Notice of Change in Capital Account. The Trustee shall give prompt written notice to the Depositor of all amounts credited to or withdrawn from the Capital Account pursuant to any provisions of this Article III, and the balance of such account after giving effect to such credit or withdrawal.

     Section 3.14. Extraordinary Distributions. Any property received by the Trustee after the initial date of Deposit in a form other than cash or additional shares of the Securities listed in the Reference Trust Agreement or of a Replacement Security, which shall be retained by the Trust, shall be dealt with in the manner described in Section 3.17 and shall be retained or disposed by the Trustee according to those provisions; provided, however, that no property shall be retained which the Trustee determines shall adversely affect its duties hereunder. The proceeds of any disposition shall be credited to the Income or Capital Account of the Trust, as the Depositor may direct.

     Section 3.15. Grantor Trust Status. The Trust is intended to be treated as a fixed investment (i.e., grantor) trust for income tax purposes, and its powers shall be limited in accordance with the restrictions imposed on such trusts by Treas. Reg. Section 301.7701-4.

     Section 3.16. Trustee Not to Adjust Accounts. Nothing in this Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Income Account and the Capital Account by reason of any premium or discount in respect of any of the Securities.

     Section 3.17. Replacement Securities. In the event that any contract to purchase any Contract Security is not consummated in accordance with its terms (a "Failed Contract Security"), the Depositor may instruct the Trustee in writing either to effect a buy-in in accordance with the rules of the market place where the Failed Contract Securities were purchased or its clearing house or to purchase a replacement security (the "Replacement Security") which has been selected by the Depositor, having a cost not in excess of the cost of the Failure Contract Security, or if the Depositor does not provide such an instruction, the Trustee is hereby directed either to effect a buy-in in accordance with the rules of the market place where the Failed Contract Securities were purchased or its clearing house or to purchase a Replacement Security out of funds held by the Trustee pursuant to Section 3.03. Purchases of Replacement Securities will be made subject to the conditions set forth below:

          (a) The Replacement Securities shall be Equity Securities as originally selected for deposit in that series of the Trust;

          (b) The purchase of the Replacement Securities shall not adversely affect the federal income tax status of the Trust;

          (c) The purchase price of the Replacement Securities shall not exceed the total amount of cash deposited, or the amount available under the Letter of Credit deposited, by the Depositor at the time of the deposit of the Failed Contract Security;

          (d) The written instructions of the Depositor shall (i) identify the Replacement Securities to be purchased, (ii) state that the contract to purchase, if any, to be entered into by the Trustee is satisfactory in form and substance and (iii) state that the foregoing conditions of clauses (a) through (d) have been satisfied with respect to the Replacement Securities; and

          (e) The Replacement Securities shall be purchased within 30 days after the deposit of the Failed Contract Security.

     Any Replacement Securities received by the Trustee shall be deposited hereunder and shall be subject to the terms and conditions of this Indenture to the same extent as other Securities deposited hereunder. No such deposit of Replacement Securities shall be made after the earlier of (i) 90 days after the date of execution and delivery of the applicable Reference Trust Agreement or
(ii) the first Distribution Date to occur after the date of execution and delivery of the applicable Reference Trust Agreement.

     Upon satisfaction of the foregoing conditions with respect to any Replacement Securities which shall be certified by the Depositor in the written instruction to the Trustee identifying the Replacement Securities, the Trustee shall enter into the contract to purchase such Replacement Securities and take all steps reasonably necessary to complete the purchase thereof. Whenever a Replacement Security is acquired by the Trustee pursuant to the provisions of this Section, the Trustee will, as agent for the Depositor, not later than five days after such acquisition, mail to each Unitholder a notice of such acquisition, including an identification of the Securities eliminated and the Securities acquired. Amounts in respect of the purchase price thereof on account of principal shall be paid out of and charged against the cash deposited, or the amounts available under the Letter of Credit deposited, by the Depositor at the time of the deposit of the Failed Contract Security. In the event the Trustee shall not consummate any purchase of Replacement Securities pursuant to this
Section 3.17, funds held for such purchase shall be distributed in accordance with Section 2.01. Any excess of the purchase price of a Failed Contract Security over the purchase price of its corresponding Replacement Security shall be refunded to the Depositor. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to, or any failure to make any purchase authorized by, this Section
3.17. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any Replacement Securities, nor shall the Trustee or Depositor be liable for errors of judgment in respect to this Section 3.17; provided, however, that this provision shall not protect the Depositor or the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     Section 3.18. Supervisor. As compensation for providing portfolio supervisory services and bookkeeping and administrative expenses under this Indenture, the Supervisor shall receive, in arrears, against a statement or statements therefor submitted to the Trustee monthly or annually an aggregate annual fee in that amount specified as compensation for portfolio supervisory services and bookkeeping and administrative expenses in the Prospectus for the Trust, but in no event shall such compensation when combined with all compensation received from other series of the Fund for providing such services in any calendar year exceed the aggregate cost to the Supervisor for providing such services and expenses. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of invoice therefor from the Supervisor, upon which, as to the cost incurred by the Supervisor of providing services hereunder the Trustee may rely, and shall be charged against the Income and/or Capital Accounts, in accordance with Section 3.05.

     If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.18, the Trustee shall have the power to sell (a) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (b) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.12.

     Any moneys payable to the Supervisor pursuant to this Section 3.18 shall be secured by a lien on the related Trust prior to the interest of Unitholders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04 herein.

     Except as the context otherwise requires, the Supervisor shall be subject to the provisions of Section 4.05 herein in the same manner as it would if it were the Evaluator.

     Section 3.19. Deferred Sales Charge. If the Reference Trust Agreement and/or Prospectus related to a Trust specify a Deferred Sales Charge, the Trustee shall, on the dates specified and as provided in such Prospectus, withdraw from the Income Account or Capital Account (as specified in such Prospectus), an amount per Unit specified in such Prospectus and credit such amount to a special, non-Trust account maintained by the Trustee out of which the deferred sales charge will be distributed to the Depositor (the "Deferred Sales Charge Account"). If the balance in the applicable Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the applicable Account, and/or sell Securities and credit the proceeds thereof in kind to the Deferred Sales Charge Account; provided, however, that the Trustee shall not be required to advance an aggregate amount in excess of $15,000 pursuant to this Section 3.19. Such direction shall, if the Trustee is directed to sell a Security, identify the Security to be sold or distributed in kind and include instructions as to the execution of such sale. If a Unitholder redeems Units prior to full payment of the deferred sales charge, the Trustee shall, if so provided in the related Prospectus, on the Redemption Date, withhold from the Redemption Price payable to such Unitholder an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to the Deferred Sales Charge Account or, if pursuant to Section 5.02 hereof, the Depositor shall purchase a Unit tendered for redemption prior to the payment in full of the deferred sales charge due on the tendered Unit, the Depositor shall pay to the Unitholder the amount specified under Section 5.02 less the unpaid portion of the deferred sales charge. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interest of the Unitholders. If the Prospectus provides for a waiver or refund of any portion of the deferred sales charge under specified circumstances (such as, for example, in connection with a redemption or sale of Units following the death or disability of the Unitholder), the Trustee shall deduct and pay to the Depositor the full amount of the deferred sales charge chargeable upon the redemption in the absence of such waiver or refund and the Depositor shall pay to the affected Unitholder the amount of such waiver or refund; the Trustee shall have no responsibility to the affected Unitholder with respect to the amount to be so refunded. The Depositor may at any time instruct the Trustee to distribute to the Depositor cash or Securities previously credited to the Deferred Sales Charge Account. The Depositor represents that the price paid by any Unitholder for Units acquired through reinvestment of Trust distributions will be reduced by the aggregate amount of unpaid deferred sales charge at the time of the purchase such that the subsequent collection by the Depositor of the deferred sales charge in respect of the Units so acquired will be permissible under applicable NASD rules.

     Section 3.20. Foreign Exchange Transactions; Reclaiming Foreign Taxes. The Trustee shall use reasonable efforts to reclaim or recoup any amounts of non-U.S. tax paid by a Trust or withheld from income received by a Trust to which such Trust may be entitled as a refund.

     Section 3.21. Foreign Exchange Transactions; Foreign Currency Exchange. Unless the Depositor shall otherwise direct, whenever funds are received by the Trustee in foreign currency, upon the receipt thereof or, if such funds are to be received in respect of a sale of Securities, concurrently with the contract of the sale for the Security (in the latter case the foreign exchange contract to have a settlement date coincident with the relevant contract of sale for the Security), the Trustee, pursuant to the direction of the Depositor, shall enter into a foreign exchange contract for the conversion of such funds to U.S. dollars. Neither the Trustee nor the Depositor shall be liable for any loss or depreciation resulting from such action taken.

     Section 3.22. Creation and Development Fee. If the Prospectus related to a Trust specifies a creation and development fee, the Trustee shall, on or immediately after the end of the initial offering period, withdraw from the Capital Account, an amount equal to the unpaid creation and development fee as of such date and credit such amount to a special non-Trust account designated by the Depositor out of which the creation and development fee will be distributed to the Depositor (the "Creation and Development Account"). The creation and development fee is the per unit amount specified in the Prospectus for the Trust. If the balance in the Capital Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, advance funds in an amount required to fund the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the Capital Account, and/or sell Securities and credit the proceeds thereof to the Creation and Development Account. Such direction shall, if the Trustee is directed to sell a Security, identify the Security to be sold and include instructions as to the execution of such sale. In the absence of such direction by the Depositor, the Trustee shall sell Securities sufficient to pay the creation and development fee (and any unreimbursed advance then outstanding) in full, and shall select Securities to be sold in such manner as will maintain (to the extent practicable) the relative proportion of number of shares of each Security then held. The proceeds of such sales, less any amounts paid to the Trustee in reimbursement of its advances, shall be credited to the Creation and Development Account. If the Trust is terminated pursuant to Section 9.02, the Depositor agrees to reimburse

Unitholders for any amounts of the Creation and Development Fee collected by the Depositor to which it is not entitled. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interest of Unitholders. Notwithstanding the foregoing, the Depositor shall not receive any amount of Creation and Development Fee which, when added to any other sales charge imposed, exceeds the maximum amount per Unit stated in the Prospectus. The Depositor shall notify the Trustee, not later than ten business days prior to the date on which it anticipates that the maximum amount of Creation and Development Fee it may receive has been accrued and shall also notify the Trustee as of the date when the maximum amount of Creation and Development Fee has been accrued. The Trustee shall have no responsibility or liability for damages or loss resulting from any error in the information in the preceding sentence. The Depositor agrees to reimburse the Trust and any Unitholder any amount of Creation and Development Fee it receives which exceeds the amount which the Depositor may receive under applicable laws, regulations and rules.

     Section 3.23. Bookkeeping and Administrative Expenses. If so provided in the Prospectus, as compensation for providing bookkeeping and other administrative services of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940 to the extent such services are in addition to, and do not duplicate, the services to be provided hereunder by the Trustee or the Depositor for providing supervisory services, the Depositor shall receive at the times specified in Section 3.05, against a statement or statements therefor submitted to the Trustee an aggregate annual fee in an amount which shall not exceed that amount set forth in the Prospectus, calculated as specified in
Section 3.05, but in no event shall such compensation, when combined with all compensation received from other series of the Trust or other unit investment trusts sponsored by the Depositor or its affiliates for providing such bookkeeping and administrative services in any calendar year exceed the aggregate cost to the Depositor for providing such services to such unit investment trusts. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, during the period from the Trust Agreement to the date of any such increase, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index as described under Section 3.18. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensations shall be paid by the Trustee, upon receipt of invoice therefor from the Depositor, upon which, as to the cost incurred by the Depositor of providing services hereunder the Trustee may rely, and shall be charged against the Income and Capital Accounts as specified in Section 3.05. The Trustee shall have no liability to any Unitholder or other person for any payment made in good faith pursuant to this Section.

     If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.23, the Trustee shall have the power to sell (1) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (2) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.23. Any moneys payable to the Depositor pursuant to this Section 3.23 shall be secured by a prior lien on the Trust except that no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04.

     Any moneys payable to the Depositor pursuant to this Section 3.23 shall be secured by a prior lien on the Trust except that no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04.

     Section 3.24. License Fees. If so provided in the Prospectus, the Depositor may enter into a Licensing Agreement (the "Agreement") with a licensor (the "Licensor") described in the Prospectus in which the Trust(s), as consideration for the licenses granted by the Licensor for the right to use its trademarks and trade names, intellectual property rights or for the use of databases and research owned by the Licensor, will pay a fee set forth in the Agreement to the applicable Licensor or the Depositor to reimburse the Depositor for payment of the expenses.

     If the Agreement provides for an annual license fee computed in whole or part by reference to the average daily net asset value of the Trust assets, for purpose of calculating the accrual of estimated expenses such annual fee shall accrue at a daily rate and the Trustee is authorized to compute an estimated license fee payment (i) until the Depositor has informed the Trustee that there will be no further deposits of additional Securities, by reference to an estimate of the average daily net asset value of the Trust assets which the Depositor shall provide the Trustee, (ii) thereafter and during the calendar quarter in which the last business day of the period described in clause (i) occurs, by reference to the net asset value of the Trust assets as of such last business day, and (iii) during each subsequent calendar quarter, by reference to the net asset value of the Trust assets as of the last business day of the preceding calendar quarter. The Trustee shall adjust the net asset value (Trust Fund Evaluation) as of the dates specified in the preceding sentence to account for any variation between accrual of estimated license fee and the license fee payable pursuant to the Agreement, but such adjustment shall not affect calculations made prior thereto and no adjustment shall be made in respect thereof.


                                   ARTICLE IV

                       EVALUATION OF SECURITIES; EVALUATOR

     Section 4.01. Evaluation by Evaluator. (a) The Evaluator shall determine separately, and shall promptly furnish to the Trustee and the Depositor upon request, the value of each issue of Securities (including Contract Securities) ("Evaluation") as of the time stated in the Prospectus relating to a Trust (the "Evaluation Time") (i) on each Business Day during the period which the Units are being offered for sale to the public and (ii) on any other day on which a Trust Fund Evaluation is to be made pursuant to Section 5.01 or which is requested by the Depositor or the Trustee. As part of the Evaluation, the Evaluator shall determine separately and promptly furnish to the Trustee and the Depositor upon request the Evaluation of each issue of Securities initially deposited in a Trust on the Initial Date of Deposit. The Evaluator's determination of the offering prices of the Securities on the Initial Date of Deposit shall be included in the Schedules attached to the Reference Trust Agreement.

     (b) During the initial offering period such Evaluation shall be made in the following manner: if the Securities are listed on a national securities exchange or foreign securities exchange, such Evaluation shall generally be based on the last available sale price on or immediately prior to the Evaluation Time on the exchange which is the principal market therefor, which shall be deemed to be the New York Stock Exchange if the Securities are listed thereon (unless the Evaluator deems such price inappropriate as a basis for evaluation) or, if there is no such available sale price on such exchange, at the last available offer prices of the Securities. Securities not listed on the New York Stock Exchange but principally traded on the Nasdaq National Market System will be valued at Nasdaq's official close price. If the Securities are not so listed or, if so listed, the principal market therefor is other than on such exchange or there is no such available sale price on such exchange, such Evaluation shall generally be based on the following methods or any combination thereof whichever the Evaluator deems appropriate: (i) on the basis of the current offer price for comparable securities (unless the Evaluator deems such price inappropriate as a basis for evaluation), (ii) by determining the valuation of the Securities on the offer side of the market by appraisal or
(iii) by any combination of the above. If the Trust holds Securities denominated in a currency other than U.S. dollars, the Evaluation of such Security shall be converted to U.S. dollars based on current offering side exchange rates (unless the Evaluator deems such prices inappropriate as a basis for valuation). The Evaluator shall add to the Evaluation of each Security which is traded principally on a foreign securities exchange the amount of any commissions and relevant taxes associated with the acquisition of the Security. As used herein, the closing sale price is deemed to mean the most recent closing sale price on the relevant securities exchange immediately prior to the Evaluation Time. For each Evaluation, the Evaluator shall also confirm and furnish to the Trustee and the Depositor, on the basis of the information furnished to the Evaluator by the Trustee as to the value of all Trust assets other than Securities, the calculation of the Trust Fund Evaluation to be computed pursuant to Section 5.01.

     (c) For purposes of the Trust Fund Evaluations required by Section 5.01 in determining Redemption Value and Unit Value and for secondary market purchases, Evaluation of the Securities shall be made in the manner described in 4.01(b), on the basis of the last available bid prices of the Securities (rather than offer prices), except in those cases in which the Securities are listed on a national securities exchange or a foreign securities exchange and the last available sale prices are utilized. In addition, with respect to each Security which is traded principally on a foreign securities exchange, the Evaluator shall (i) not make the addition specified in the fourth sentence of Section 4.01(b) and (ii) shall reduce the Evaluation of each Security by the amount of any liquidation costs (other than brokerage costs incurred on any national securities exchange) and any capital gains or other taxes which would be incurred by the Trust upon the sale of such Security, such taxes being computed as if the Security were sold on the date of the Evaluation.

     Section 4.02. Information for Unitholders. For the purpose of permitting Unitholders to satisfy any reporting requirements of applicable federal or state tax law, the Evaluator shall make available to the Trustee and the Trustee shall transmit to any Unitholder upon request any determinations made by it pursuant to Section 4.01.

     Section 4.03. Compensation of Evaluator. As compensation for its services hereunder, the Evaluator shall receive against a statement or statements therefor submitted to the Trustee monthly or annually an amount equal to the amount specified as compensation for the Evaluator in the Prospectus. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States

Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index shall no longer be published. The consent or concurrence of any Unitholder hereunder shall no longer be required for any such adjustment or increase. Such compensation shall be charged by the Trustee, upon receipt of invoice therefor from the Evaluator, against the Income and Capital Accounts. If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 4.03, the Trustee shall have the power to sell (a) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof or (b) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 4.03.

     Section 4.04. Liability of Evaluator. The Trustee, the Depositor and the Unitholders may rely on any Evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, the Depositor or the Unitholders for errors in judgment; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     Section 4.05. Resignation and Removal of Evaluator; Successor. (a) The Evaluator may resign and be discharged hereunder, by executing an instrument in writing resigning as Evaluator and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 4.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the resigning Evaluator and one copy to the successor evaluator. The Depositor or the Trustee may remove the Evaluator at any time upon 30 days' written notice and appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the Evaluator so removed and one copy to the successor evaluator. Notice of such resignation or removal and appointment of a successor evaluator shall be mailed by the Trustee to each Unitholder then of record.

     (b) Any successor evaluator appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor evaluator without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Evaluator herein and shall be bound by all the terms and conditions of this Indenture.

     (c) In case at any time the Evaluator shall resign and no successor evaluator shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Evaluator may forthwith apply to a court of competent jurisdiction for the appointment of a successor evaluator. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor evaluator.

     (d) Any corporation into which the Evaluator hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator hereunder shall be a party, shall be the successor evaluator under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Evaluator may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     (e) Any resignation or removal of the Evaluator and appointment of a successor evaluator pursuant to this Section shall become effective upon acceptance of appointment by the successor evaluator as provided in subsection
(b) hereof.


                                    ARTICLE V

           EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE OR
                              REPLACEMENT OF UNITS

     Section 5.01. Trust Evaluation. As of the Evaluation Time (a) on the last Business Day of each year, (b) on the day on which any Unit is tendered for redemption and (c) on any other day desired by the Trustee or requested by the Depositor, the Trustee shall: Add (i) all moneys on deposit in a Trust (excluding (1) cash, cash equivalents or Letters of Credit deposited pursuant to Section 2.01 hereof for the purchase of Contract Securities, unless such cash or Letters of Credit have been deposited in the Interest and Principal Accounts because of failure to apply such moneys to the purchase of Contract Securities pursuant to the provisions of Sections 2.01, 3.03 and 3.04 hereof and (2) moneys credited to the Reserve Account pursuant to Section 3.05 hereof), plus (ii) the aggregate Evaluation of all Securities (including Contract Securities and Reinvestment Securities) on deposit in such Trust as is determined by the Evaluator (such evaluations shall take into account and itemize separately (i) the cash on hand in the Trust or moneys in the process of being collected from matured interest coupons or bonds matured or called for redemption prior to maturity, (ii) the value of each issue of the Securities in the Trust on the bid side of the market as determined by the Evaluator pursuant to Section 4.01, and
(iii) interest accrued thereon not subject to collection and distribution). For each such Evaluation there shall be deducted from the sum of the above (i) amounts representing any applicable taxes or governmental charges payable out of the respective Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account, (ii) amounts representing estimated accrued fees of the Trust and expenses of such Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Supervisor, the Depositor and bond counsel, in each case as reported by the Trustee to the Evaluator on or prior to the date of evaluation, (iii) any moneys identified by the Trustee, as of the date of the Evaluation, as held for distribution to Unitholders of record as of a Record Date or for payment of the Redemption Value of Units tendered prior to such date and (iv) unpaid organization costs in the estimated amount per Unit set forth in the Prospectus. The resulting figure is herein called a "Trust Fund Evaluation." The value of the pro rata share of each Unit of the respective Trust determined on the basis of any such evaluation shall be referred to herein as the "Unit Value."

     For each day on which the Trustee shall make a Trust Fund Evaluation, it shall also determine "Unit Value" for such day. Such "Unit Value" shall be determined by dividing said Trust Fund Evaluation by the number of Units outstanding on such day.

     Section 5.02. Redemptions by Trustee; Purchases by Depositor. Any Unit tendered for redemption by a Unitholder or his duly authorized attorney to the Trustee at its unit investment trust division office shall be redeemed by the Trustee no later than the seventh calendar day following the day on which tender for redemption is made in proper form, provided that if such day of payment is not a Business Day, then such payment shall be made no later than the first Business Day prior thereto (herein referred to as the "Settlement Date"). Unitholders must sign the request or transfer instrument, exactly as their name appears on the records of the Trustee. If the amount of redemption is $500 or less and the proceeds are payable to the Unitholders of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians and associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program (STAMP) or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. Subject to (a) the next succeeding paragraph, (b) payment by such Unitholder of any tax or other governmental charges which may be imposed thereon and (c) payments in the form of In Kind Distributions (as defined below), such redemption is to be made by payment of cash equivalent to the Unit Value determined on the basis of a Trust Fund Evaluation made in accordance with Section 5.01 determined by the Trustee as of the Evaluation Time on the Redemption Date, multiplied by the number of Units tendered for redemption (herein called the "Redemption Value"), or, if the Unitholder wishes to redeem a number of Units less than all those so tendered, multiplied by the number of Units so designated by such Unitholder for redemption. Units received for redemption by the Trustee on any day after the Evaluation Time will be held by the Trustee until the next day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Value computed on that day.

     The portion of the Redemption Value which represents income shall be withdrawn from the Income Account to the extent available. The balance paid on any Redemption Value, including income not paid from the Income Account, if any, shall be withdrawn from the Capital Account to the extent that funds are available for such purpose. If such available funds shall be insufficient, the Trustee shall sell such Securities as have been designated on the current list for such purpose by the Supervisor (or by the Evaluator), as hereinafter in this
Section 5.02 provided, in amounts as the Trustee in its discretion shall deem advisable or necessary in order to fund the Capital Account for purposes of such redemption. Sale of Securities by the Trustee shall be made in such manner as the Trustee shall determine will bring the best price obtainable for a Trust, subject to any limitations as to the minimum amount of Equity Securities to be sold specified in the Reference Trust Agreement. In the event that either (i) funds are withdrawn from the Capital Account and are applied to the payment of income upon any redemption of Units or (ii) Securities are sold for the payment of the Redemption value and any portion of the proceeds of such sale is applied to the payment of income upon such redemption, then, in either such event, the Capital Account shall be reimbursed therefor at such time as sufficient funds may be next available in the Income Account for such purpose.

     The Trustee may in its discretion, and shall when so directed by the Depositor in writing, suspend the right of redemption for Units of a Trust or postpone the date of payment of the Redemption Value for more than seven calendar days following the day on which tender for redemption is made (i) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal of the Securities by the Trustee is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the underlying value of the Securities; or (iii) for such other period as the Securities and Exchange Commission may by order permit, and shall not be liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

     Not later than the close of business on the day of tender of any Unit for redemption by a Unitholder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the first Business Day after the day on which such Unit was tendered for redemption. Such purchase shall be made by payment by the Depositor to the Unitholder on the Redemption Date of an amount not less than the Redemption Value which would otherwise be payable by the Trustee to such Unitholder. So long as the Depositor maintains a bid in the secondary market, the Depositor may repurchase the Units tendered to the Trustee for redemption by the Depositor but shall be under no obligation to maintain any bids and may, at any time while so maintaining such bids, cease to do so immediately at any time or from time to time without notice.

     Any Units so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the unit investment trust office of the Trustee in the manner provided in the first paragraph of this Section 5.02.

     Notwithstanding the foregoing provisions of this Section 5.02, until the close of business on the second Business Day after the day on which such Unit was tendered for redemption, the Trustee is hereby irrevocably authorized in its discretion, in the event that the Depositor does not purchase any Units tendered to the Trustee for redemption, or in the event that a Unit is being tendered by the Depositor for redemption, in lieu of redeeming Units, to sell Units in the over-the-counter market through any broker-dealer of its choice for the account of the tendering Unitholder at prices which will return to the Unitholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Value which such Unitholder would otherwise be entitled to receive on redemption pursuant to this
Section 5.02. The Trustee shall pay to the Unitholder the net proceeds of any such sale on the day on which such Unitholder would otherwise be entitled to receive payment of the Redemption Value hereunder.

     Notwithstanding anything to the contrary in this Section 5.02, any Unitholder may, if such Unitholder tenders at least that minimum amount of Units for redemption specified in the Prospectus, request at the time of tender to receive from the Trustee in lieu of cash such Unitholder's pro rata share of each Equity Security then held by such Trust; provided, however, if a Unitholder tenders for redemption Units having an aggregate value of at least the amount specified in the Prospectus, if any, the Depositor reserves the right to direct the Trustee to make an In Kind Distribution rather than make a cash payment. Such tendering Unitholder will receive his pro rata number of whole shares of each of the Equity Securities comprising the portfolio of such Trust and cash from the Capital Account equal to the value of the fractional shares to which such tendering Unitholder is entitled. Such pro rata share of each Equity Security and the related cash to which such tendering Unitholder is entitled is referred to herein as an "In Kind Distribution." An In Kind Distribution will be made by the Trustee through the distribution of each of the Equity Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at DTC. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee shall sell Securities according to the criteria discussed herein. The Depositor may terminate the right of Unitholder to make In-Kind Distributions at any time or from time to time without notice.

     The Supervisor shall maintain with the Trustee a current list of Securities designated to be sold for the purpose of funding the Capital Account for redemption of Units tendered for redemption and, to the extent necessary, for payment of expenses under this Indenture. In connection therewith, the Depositor may specify in the Reference Trust Agreement the minimum amounts of any Securities to be sold at any one time. If the Supervisor shall for any reason fall to maintain such a list, the Trustee may in its sole discretion designate a current list of Securities for such purposes. The net proceeds of any sale of such Securities representing income shall be credited to the Income Account and then disbursed therefrom for payment of expenses and payments to Unitholders required to be paid under this Indenture. Any balance remaining after such disbursements shall remain credited to the Capital Account.

     Neither the Depositor nor the Trustee shall be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 5.02.

     Section 5.03. Depositor Redemptions. Units tendered for redemption by the Depositor on any Business Day shall be deemed to have been tendered before the Evaluation Time on such Business Day provided that the tendering Depositor advises the Trustee in writing (which may be electronic transmission) of such tender before the later of 5:00 p.m. Eastern time and the Trustee's close of business on such Business day. By such advice, the Depositor will be deemed to certify that all Units so tendered were either (a) tendered to the Depositor or to a retail dealer between the Evaluation Time on the preceding Business Day and the Evaluation Time on such Business Day or (b) acquired previously but which the Depositor determined to redeem prior to the Evaluation Time on such Business Day. On or before payment of the Redemption Price, the

Depositor shall assign or deliver to the Trustee such documents which the Trustee shall reasonably require to effect the redemption of those Units.

     Section 5.04. Units to be Held Only Through the Depository Trust Company or a Successor Clearing Agency. No Unit may be registered in the name of any person other than DTC or its nominee (or such other clearing agency registered as such pursuant to Section 17A of the Exchange Act of 1934 designated as successor to DTC by the Depositors, or the Trustee or the nominee thereof) (DTC and any such successor clearing agency are herein referred to as the "Clearing Agency") unless the Clearing Agency advises the Trustee that it is no longer willing or able properly to discharge its responsibilities with respect to the Units and the Trustee is unable to locate a qualified successor clearing agency, in which case the Trustee shall notify the Clearing Agency and instruct it to provide the Trustee with the name and address of all persons who are the beneficial owners of Units as registered on the books of the Clearing Agency (the "Owners"). So long as a Clearing Agency is the registered holder of the Units, it shall be the registered holder of the Units for all purposes under this Indenture and the Owners shall hold their interest in the Units pursuant to such Clearing Agency's applicable procedures. The Trustee shall be entitled to deal with any Clearing Agency for all purposes of this Indenture (including the payment of distributions on the Units and giving of instructions or directions by or to the Owners) as the sole Unitholder of the Units and shall have no obligations to the Owners. The rights of the Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the applicable procedures of the Clearing Agency and the agreements between the Owners and the Clearing Agency and its participants. None of the Depositors nor the Trustee shall have any liability in respect of any transfers of Units effected by any Clearing Agency. All provisions of this Indenture relating to the ownership and transfer of Units shall be construed to effectuate the provisions of this Section.

     Section 5.05. Rollover of Units. (a) If the Depositor shall offer a subsequent series of a Trust (the "New Series"), the Trustee shall, at the Depositor's sole cost and expense, include in the notice sent to Unitholders specified in Section 9.02 a form of election whereby Unitholders, whose redemption distribution would be in an amount sufficient to purchase at least one Unit of the New Series, may elect to have their Unit(s) redeemed in kind in the manner provided in Section 5.02, the Securities included in the redemption distribution sold, and the cash proceeds applied by the Distribution Agent to purchase Units of the New Series, all as hereinafter provided. The Trustee shall honor properly completed election forms returned to the Trustee by its close of business on the last day of any Special Redemption Period.

     All Units so tendered by a Unitholder (a "Rollover Unitholder") shall be redeemed and canceled during the applicable Special Redemption Period. Subject to payment by such Rollover Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made in kind pursuant to
Section 5.02 by distribution of cash and/or Securities to the Distribution Agent during the applicable Special Redemption Period of the net asset value (determined on the basis of the Trust Fund Evaluation as of the day on which such redemption is made in accordance with Section 4.01) multiplied by the number of Units being redeemed (herein referred to as the "Rollover Distribution"). Any Securities that are made part of the Rollover Distribution shall be valued for purposes of the redemption distribution as the day on which such redemption is made.

     All Securities included in a Unitholder's Rollover Distribution shall be sold by the Distribution Agent during the applicable Special Redemption Period pursuant to the direction of the Depositor, and the Distribution Agent shall employ the Depositor as broker in connection with such sales. For such brokerage services, the Depositor shall be entitled to compensation at its customary rates, provided however, that its compensation shall not exceed the amount authorized by applicable Securities laws and regulations. Should the Depositor fail to provide direction, the Distribution Agent shall sell the Securities in such manner as may be provided in the Prospectus or, if the Prospectus does not so provide, as it in its sole discretion shall determine. The Distribution Agent shall have no responsibility for any loss or depreciation incurred by reason of any sale made pursuant to this Section.

     Upon each trade date for sales of Securities included in a Rollover Unitholder's Rollover Distribution, the Distribution Agent shall, as agent for such Rollover Unitholder, enter into a contract with the Depositor to purchase from the Depositor Units of the New Series (if any), at the Depositor's public offering price for such Units on such day, and at such reduced sales charge as shall be described in the Prospectus for the New Series. Such contract shall provide for purchase of the maximum number of Units of the New Series whose purchase price is equal to or less than the cash proceeds held by the Distribution Agent for the Unitholder on such day (including therein the proceeds anticipated to be received in respect of Securities traded on such day net of all brokerage fees, governmental charges and any other expenses incurred in connection with such sale), to the extent Units are available for purchase from the Depositor. In the event a sale of Securities included in the Rollover Unitholder's redemption distribution shall not be consummated in accordance with its terms, the Distribution Agent shall apply the cash proceeds held for such Unitholder as of the settlement date for the purchase of Units of the New Series to purchase the maximum number of Units which such cash balance will permit, and the Depositor agrees that the settlement date for units whose purchase was not consummated as a result of insufficient funds will be extended until cash proceeds from the Rollover Distribution are available in a sufficient amount to settle such purchase. If the Unitholder's Rollover Distribution will produce insufficient cash proceeds to purchase all of the Units of the New Series contracted for, the Depositor agrees that the contract shall be rescinded with respect to the Units as to which there was a cash shortfall without any liability to the Rollover Unitholder or the Distribution Agent. Any cash balance remaining after such purchase shall be distributed within a reasonable time to the Rollover Unitholder by check mailed to the address of such Unitholder on the registration books of the Trustee. Any cash held by the Distribution Agent shall be held in a non-interest bearing account which will be of benefit to the Distribution Agent in accordance with normal banking procedures. Neither the Trustee nor the Distribution Agent shall have any responsibility or liability for loss or depreciation resulting from any reinvestment made in accordance with this paragraph, or for any failure to make such reinvestment in the event the Depositor does not make Units available for purchase.

     (b) The Distribution Agent shall receive no fees for performing its duties hereunder. The Distribution Agent shall, however, be entitled to receive reimbursement from the Trust for any and all expenses and disbursements to the same extent as the Trustee is permitted reimbursement hereunder.

     (c) Notwithstanding the foregoing, in lieu of selling Securities through the Depositor on the open market the Distribution Agent may sell Securities from a terminating Trust into the corresponding New Series if those Securities continue to meet the investment strategy of such New Series. The price for those Securities will be the closing sale price on the sale date on the exchange where the Securities are principally traded, as certified by the Depositor.


                                   ARTICLE VI

                          TRUSTEE; REMOVAL OF DEPOSITOR

     Section 6.01. General Definition of Trustee's Liabilities, Rights and Duties, Removal of Depositor. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect each Trust and the rights and interests of the Unitholders pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Capital Accounts of such Trust, and the payment of such costs and expenses shall be secured by a lien on such Trust prior to the interest of Unitholders.

     In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as otherwise set forth herein, the liabilities of the Trustee are further defined as follows:

          (a) All moneys deposited with or received by the Trustee hereunder related to a Trust shall be held by it without interest in trust within the meaning of the Investment Company Act of 1940, as part of such Trust or the Reserve Account of such Trust until required to be disbursed in accordance with the provisions of this Indenture, and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

          (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the purchase, retention or disposition of moneys, Securities or Units, pursuant to this Indenture or the Depositor's direction, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture or otherwise, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto. The Trustee shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Unitholder or the Depositor, other than as expressly provided for herein.

          (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Supervisor, or the Evaluator, or for the form, character, genuineness, sufficiency, value or validity of any of the Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Units (except for the due execution thereof by the Trustee) or for the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unitholder or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Supervisor or the Evaluator.

          (d) The Trustee shall be under no obligation to appear in, prosecute or defend any action which in its opinion may involve it in expense or liability, unless as often as required by the Trustee it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Income and Capital Accounts of the affected Trust or Trusts. The Trustee shall, in its discretion, undertake such action as it may deem necessary at any and all times to protect the Fund and the rights and interests of the Unitholders pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Capital Accounts and the payment of such amounts shall be secured by a lien on such Trust prior to the interests of the Unitholders.

          (e) (I) Subject to the provisions of subparagraphs (II) and (III) of this paragraph, the Trustee may employ agents, sub-custodians, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, sub-custodians, attorneys, accountants or auditors if such agents, sub-custodians, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee in accordance with the opinion of counsel, which may be counsel to the Depositor acceptable to the Trustee; provided, however, that this disclaimer of liability shall not (i) excuse the Trustee from the responsibilities specified in subparagraph II below or (ii) limit the obligation of the Trustee to indemnify the Trust under subparagraph III below. The fees and expenses charged by such agents, sub-custodians, attorneys, accountants or auditors shall constitute an expense of the Trust reimbursable from the Income and Capital Accounts of the affected Trust as set forth in Section 6.04 hereof.

          (II) The Trustee may place and maintain in the care of an eligible foreign custodian (which is employed by the Trustee as a sub-custodian as contemplated by subparagraph (I) of this paragraph (e) and which may be an affiliate or subsidiary of the Trustee or any other entity in which the Trustee may have an ownership interest) the Trust's foreign securities, cash and cash equivalents in amounts reasonably necessary to effect the Trust's foreign securities transactions, provided that:

          (1)  The Trustee shall have:

               (i) determined that maintaining the Trust's assets in a particular country or countries is consistent with the best interests of the Trust and the Unitholders;

               (ii) determined that maintaining the Trust's assets with such eligible foreign custodian is consistent with the best interests of the Trust and the Unitholders; and

               (iii) entered into a written contract which is consistent with the best interests of the Trust and the Unitholders, and which will govern the manner in which such eligible foreign custodian will maintain the Trust's assets and which provides that:

                    (A) The Trust will be adequately indemnified and its assets adequately insured in the event of loss (without regard to the indemnity provided by the Trustee under Section III hereof);

                    (B) The Trust's assets will not be subject to any right,
               charge, security interest, lien or claim of any kind in favor of the eligible foreign custodian or its creditors except a claim for payment for their safe custody or administration;

                    (C) Beneficial ownership of the Trust's assets will be
               freely transferable without the payment of money or value other than for safe custody or administration;

                    (D) Adequate records will be maintained identifying the
               assets as belonging to the Trust;

                    (E) The Trust's independent public accountants will be given access to records identifying assets of the Trust or confirmation of the contents of those records; and

                    (F) The Trustee will receive periodic reports with respect to safekeeping of the Trust's assets, including, but not necessarily limited to, notification of any transfer to or from the Trustee's account.

          (2) The Trustee shall establish a system to monitor such foreign custody arrangements to ensure compliance with the conditions of this subparagraph.

          (3) The Trustee, at least annually, shall review and approve the continuing maintenance of Trust assets in a particular country or countries with a particular eligible foreign custodian or particular eligible foreign custodians as consistent with the best interests of the Trust and the Unitholders.

          (4) The Trustee shall maintain and keep current written records regarding the basis for the choice or continued use of a particular eligible foreign custodian pursuant to this subparagraph, and such records shall be available for inspection by Unitholders and the Securities and Exchange Commission at the Trustee's offices at all reasonable times during its usual business hours.

          (5) Where the Trustee has determined that a foreign custodian may no longer be considered eligible under this subparagraph or that, pursuant to clause (3) above, continuance of the arrangement would not be consistent with the best interests of the Trust and the Unitholders, the Trust must withdraw its assets from the care of that custodian as soon as reasonably practicable, and in any event within 180 days of the date when the Trustee made the determination.

As used in this subparagraph (II),

     (1) "foreign securities" include: securities issued and sold primarily outside the United States by a foreign government, a national of any foreign country or a corporation or other organization incorporated or organized under the laws of any foreign country and securities issued or guaranteed by the government of the United States or by any state or any political subdivision thereof or by any agency thereof or by any entity organized under the laws of the United States or of any state thereof which have been issued and sold primarily outside the United States.

     (2) "eligible foreign custodian" means:

          (a) The following securities depositories and clearing agencies which operate transnational systems for the central handling of securities or equivalent book entries which, by appropriate exemptive order issued by the Securities and Exchange Commission, have been qualified as eligible foreign custodians for the Trust but only for so long as such exemptive order continues in effect: Morgan Guaranty Trust Company of New York, Brussels, Belgium, in its capacity as operator of the Euroclear System ("Euroclear"), and Central de Livraison de Valeurs Mobilires, S.A. ("CEDEL").

          (b) Any other entity that shall have been qualified as an eligible foreign custodian for the foreign securities of the Trust by the Securities and Exchange Commission by exemptive order, rule or other appropriate action, commencing on such date as it shall have been so qualified but only for so long as such exemptive order, rule or other appropriate action continues in effect.

     The determinations set forth above to be made by the Trustee should be made only after consideration of all matters which the Trustee, in carrying out its fiduciary duties, finds relevant, including, but not necessarily limited to, consideration of the following:

     (1) With respect to the selection of the country where the Trust's assets will be maintained, the Trustee should consider:

          (a) whether applicable foreign law would restrict the access afforded the Trust's independent public accountants to books and records kept by an eligible foreign custodian located in that country;

          (b) Whether applicable foreign law would restrict the Trust's ability to recover its assets in the event of the bankruptcy of an eligible foreign custodian located in that country;

          (c) Whether applicable foreign law would restrict the Trust's ability to recover assets that are lost while under the control of an eligible foreign custodian located in that country;

          (d) The likelihood of expropriation, nationalization, freezes, or confiscation of the Trust's assets; and

          (e) Whether difficulties in converting the Trust's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     (2) With respect to the selection of an eligible foreign custodian, the Trustee should consider:

          (a) The financial strength of the eligible foreign custodian, its general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required and the relative cost for those services;

          (b) Whether the eligible foreign custodian would provide a level of safeguards for maintaining the Trust's assets not materially different from that provided by the Trustee in maintaining the Trust's securities in the United States;

          (c) Whether the eligible foreign custodian has branch offices in the United States in order to facilitate the assertion of jurisdiction over and enforcement of judgments against such custodian; and

          (d) In the case of an eligible foreign custodian that is a foreign securities depository, the number of participants in, and operating history of, the depository.

     (3) The Trustee should consider the extent of the Trust's exposure to loss because of the use of an eligible foreign custodian. The potential effect of such exposure upon Unitholders shall be disclosed, if material, by the Depositor in the prospectus relating to the Trust.

     (f) The Trustee will indemnify and hold the Trust harmless from and against any loss that shall occur as the result of the failure of an eligible foreign custodian holding the foreign securities of the Trust to exercise reasonable care with respect to the safekeeping of such foreign securities to the same extent that the Trustee would be required to indemnify and hold the Trust harmless if the Trustee were holding such foreign securities in the jurisdiction of the United States whose laws govern the indenture, provided, however, that the Trustee will not be liable for loss except by reason of the gross negligence, bad faith or willful misconduct of the Trustee or the eligible foreign custodian.

     (g) If at any time the Depositor shall resign or fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed, or such Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of such Depositor or of its property shall be appointed, or any public officer shall take charge or control of such Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee in its sole discretion, may: (1) appoint a successor depositor, which may be the Trustee or an affiliate, who shall act hereunder in all respects in place of such Depositor, which successor shall be satisfactory to the Trustee, and which successor may be compensated at rates deemed by the Trustee to be reasonable under the circumstances, by deduction ratably from the Income Account of the affected Trusts or, to the extent funds are not available in such Account, from the Capital Account of the affected Trusts, but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, (2) terminate this Indenture and the trust created hereby and liquidate the Trust in the manner provided in Section 9.02, or (3) continue to act as Trustee hereunder without terminating this Indenture, acting in its own absolute discretion without appointing any successor Depositor and assuming such of the duties and responsibilities of the Depositor hereunder as the Trustee determines, in its absolute discretion, are necessary or desirable for the administration and preservation of the Trust, and receiving additional compensation at rates determined as provided in clause (1). If the Trustee continues so to act, it is authorized to employ one or more agents to perform portfolio supervisory services and such other of the services of the Depositor hereunder as the Trustee determines, in its sole discretion, to be necessary or desirable. The fees and expenses of such agent or agents shall be charged to the Trust in accordance with Section 6.04. All provisions of this Indenture relating to the liability and indemnification of the Trustee, including, without limitation, subparagraph (e) of this Section, shall apply to any responsibility assumed or action taken by the Trustee pursuant to this subparagraph.

     (h) If (i) the value of a Trust as shown by any evaluation by the Trustee pursuant to Section 5.01 hereof shall be less than that amount indicated in the Prospectus relating to such Trust or (ii) by reason of the Depositor's redemption of Units of a Trust not theretofore sold constituting more than 60% of the number of Units initially authorized, the net worth of such Trust is reduced to less than 40% of the aggregate value of Securities deposited in such Trust at the time they were deposited therein, the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and the trust created hereby and liquidate such Trust, in such manner as the Depositor shall direct.

     (i) In no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the income or interest thereon or upon it as Trustee hereunder or upon or in respect of any Trust which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Income and Capital Accounts of the affected Trust, and the payment of such amounts so paid by the Trustee shall be secured by a lien on such Trust prior to the interests of the Unitholders.

     (j) Except as provided in Sections 3.01 and 3.05, no payment to a Depositor or to any principal underwriter (as defined in the Investment Company Act of 1940) for any Trust or to any affiliated person (as so defined) or agent of a Depositor or such underwriter shall be allowed the Trustee as an expense except for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee.

     (k) The Trustee, except by reason of its own negligence or willful misconduct, shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

     (l) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, Securities issued by the same issuer (or an affiliate of such issuer) of any Securities at any time held as part of any Trust and may deal in any mariner with the same or with the issuer (or an affiliate of the issuer) with the rights and powers as if it were not the Trustee hereunder.

     (m) Notwithstanding anything in this Indenture to the contrary, the Trustee is authorized and empowered to enter into any safekeeping arrangement or arrangements it deems necessary or appropriate for holding the Securities then owned by the Trust and the Trustee is authorized and empowered in its sole right to amend, supplement or terminate any safekeeping arrangement or arrangements made under this provision. In addition, the Trustee is authorized and empowered, at the request and written discretion of the Depositor, to execute and file on behalf of the Trust any and all documents, in connection with consents to service of process, required to be filed under the securities laws of the various States in order to permit the sale of Units of the Trust in such States by the Depositor.

     (n) Each Trust may include a Letter or Letters of Credit for the purchase of Contract Securities issued by the Trustee in its individual capacity for the account of the Depositor and the Trustee may otherwise deal with the Depositor and each Trust with the same rights and powers as if it were not the Trustee hereunder.

     (o) The Trustee is authorized to appoint as co-trustee of any Trust a trust company affiliated with the Trustee to perform the functions of custodian and receiving and paying agent.

     Section 6.02. Books, Records and Reports. The Trustee shall keep proper books of record and account of all the transactions of each Trust under this Indenture at its unit investment trust office, including a record of the name and address of, and the Units issued by each Trust and held by, every Unitholder, and such books and records of each Trust shall be open to inspection by any Unitholder of such Trust at all reasonable times during the usual business hours and such books and records shall be made available to the Depositor upon the written request of the Depositor including, but not limited to, a record of the name and address of every Unitholder. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

     An audit of the accounts of each Trust shall not be conducted unless the Depositor determines that such an audit is required. In the event that the Depositor determines that an audit is required, the accounts of each Trust shall be audited not less than annually by independent public accountants designated from time to time by the Depositor and reports of such accountants shall be furnished by the Trustee, upon request, to Unitholders. The Trustee, however, in connection with any such audits shall not be obligated to use Trust assets to pay for such audits in excess of the amounts, if any, indicated in the Prospectus relating to such Trust. The Trustee shall maintain and provide, upon the request of a Unitholder or the Depositor, the Unitholders' or the Unitholder's designated representative with the cost basis of the Securities represented by the Unitholder's Units.

     To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of independent counsel to the Depositor reasonably satisfactory to the Trustee or "no-action" letters issued by the staff of the Securities and Exchange Commission, the Trustee shall pay, or reimburse to the Depositor or others, from the Income or Capital Account the costs of the preparation of documents and information with respect to each Trust required by law or regulation in connection with the maintenance of a secondary market in units of each Trust. Such costs may include but are not limited to accounting and legal fees, blue sky registration and filing fees, printing expenses and other reasonable expenses related to documents required under federal and state securities laws.

     Section 6.03. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of this Indenture on file at its unit investment trust office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities in each Trust.

     Section 6.04. Compensation. Subject to the provisions of Section 3.14 hereof, the Trustee shall receive at the times set forth in Section 3.05, as compensation for performing ordinary normal recurring services under this Indenture, an amount calculated at the annual compensation rate stated in the Prospectus. The Trustee shall charge a pro rated portion of its annual fee at the times specified in Section 3.05, which pro rated portion shall be calculated on the basis of the largest number of Units in such Trust at any time during the primary offering period. After the primary offering period has terminated, the fee shall accrue daily and be based on the number of Units outstanding on the first business day of each calendar year in which the fee is calculated or the number of Units outstanding at the end of the primary offering period, as appropriate. The Trustee may from time to time adjust its compensation as set forth above, provided that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent," or, if such index shall cease to be published, then as measured by the available index most nearly comparable to such index. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase, however, the consent of the Depositor shall be required. Such compensation shall be charged by the Trustee against the Income and Capital Accounts of each Trust; provided, however, that such compensation shall be deemed to provide only for the usual, normal and proper functions undertaken as Trustee pursuant to this Indenture.

     The Trustee shall charge the Income and Capital Accounts for any and all expenses and disbursements incurred hereunder, including legal and auditing expenses, and for any extraordinary services performed hereunder, which extraordinary services shall include but not be limited to all costs and expenses incurred by the Trustee in making any annual or other reports or other documents referred to in Sections 6.01 and 6.02; provided, however, that the amount of any such charge which has not been finally determined as of any calculation time may be estimated and any necessary adjustments shall be made. Provided, further, that if the balances in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 6.04, the Trustee shall have the power to sell Securities in the manner provided in
Section 5.02. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

     The Trustee shall be indemnified ratably by the affected Trust and held harmless against any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises, including any loss, liability or expense incurred in acting pursuant to written directions to the Trustee given by the Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the Trustee deems necessary in its discretion to protect the Fund and the rights and interests of the Unitholders pursuant to the terms of this Indenture. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 6.04. Any moneys payable to the Trustee under this Section 6.04 shall be secured by a lien on the Trust prior to the interest of Unitholders.

     Section 6.05. Removal and Resignation of Trustee; Successor. The following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

          (a) any resignation or removal of the Trustee and appointment of a successor pursuant to this section shall not become effective until acceptance of appointment by the successor Trustee as provided in subsection (c) hereof.

          (b) The Trustee or any trustee or trustees hereafter appointed may resign and be discharged of the Trusts created by this Indenture, by executing an instrument in writing resigning as Trustee of such Trusts and filing the same with the Depositor and mailing a copy of a notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such instrument when, subject to Section 6.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall use their reasonable best efforts to promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. The Depositor may at any time remove the Trustee, with or without cause, and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee. Notice of such resignation or removal of a trustee and appointment of a successor trustee shall be mailed by the successor trustee, promptly after its acceptance of such appointment, to each Unitholder then of record.

          (c) Any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the resigning or removed Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers and duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture; provided, however, that no successor trustee shall be under any liability hereunder for occurrences or omissions prior to the execution of such instrument. Upon the request of such successor trustee, the Depositor and the resigning or removed Trustee shall, upon payment of any amounts due the resigning or removed Trustee, or provision therefor to the satisfaction of such resigning or removed Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the resigning or removed Trustee; and the resigning or removed Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the resigning or removed Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture. The resigning or removed Trustee shall, nevertheless, retain a lien upon all Securities and moneys at the time held by it hereunder to secure any amounts then due the resigning or removed Trustee.

          (d) In case at any time the Trustee shall resign and no successor trustee shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (e) Any corporation into which any trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any trustee hereunder shall be a party, shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, nights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     Section 6.06. Reports to Securities and Exchange Commission and Others. The Trustee shall make such annual or other reports, make such elections and file such tax returns as the Depositor directs or as may from time to time be required under applicable state or federal statute or rule or regulation thereunder.

     Section 6.07. Qualifications of Trustee. The Trustee, or any successor thereof, shall be a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust powers and having at all times aggregate capital, surplus and undivided profits of not less than $5,000,000.


                                   ARTICLE VII

                                    DEPOSITOR

     Section 7.01. Succession. The covenants, provisions and agreements herein contained shall in every case be binding upon any successor to the business of the Depositor. In the event of the death, resignation or withdrawal of any partner of the Depositor or of any successor Depositor which may be a partnership, the deceased, resigning or withdrawing partner shall be relieved of all further liability hereunder if at the time of such death, resignation or withdrawal such Depositor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $1,000,000. In the event of an assignment by the Depositor to a successor corporation or partnership as permitted by the next following sentence, such Depositor and, if such Depositor is a partnership, its partners, shall be relieved of all further liability under this Indenture. The Depositor may transfer all or substantially all of their assets to a corporation or partnership which carries on the business of such Depositor, if at the time of such transfer such successor duly assumes all the obligations of said Depositor under this Indenture and if at such time such successor maintains a net worth of at least $1,000,000 (determined in accordance with generally accepted accounting principles).

     Section 7.02. Resignation of a Depositor. If at any time the Depositor desires to resign its position as Depositor hereunder, it may resign by delivering to the Trustee an instrument of resignation executed by the Depositor. Such resignation shall become effective upon the expiration of thirty days from the date on which such instrument is delivered to the Trustee. Upon effective resignation hereunder, the resigning Depositor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions occurring prior to such resignation and any successor Depositor appointed by the Trustee pursuant to Section 6.01(f) shall thereupon perform all duties and be entitled to all rights under this Indenture. The successor Depositor shall not be under any liability hereunder for occurrences or omissions prior to the execution of such instrument.

     Section 7.03. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor shall not, subject to Section 6.01(f), operate to terminate this Indenture or the Trust.

     Section 7.04. Liability of Depositors and Indemnification. (a) No Depositor shall be under any liability to any other Depositor, the Trust or the Unitholders for any action or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any Securities, provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to them by the Trustee, the Trustee's counsel or any other person for any matters arising hereunder. The Depositor shall in no event be deemed to have assumed or incurred any liability, duty, or obligation to any Unitholder or the Trustee other than as expressly provided for herein.

     (b) The Trust shall pay and hold the Depositor harmless from and against any loss, liability or expense incurred in acting as Depositor of the Trust other than by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of their reckless disregard of its obligations and duties hereunder, including the costs and expenses of the defense against any claim or liability in the premises. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve them in any expense or liability, provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Indenture and the rights and duties of the parties hereto and the interests of the Unitholders hereunder and, in such event, the legal expenses and costs of any such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and shall be paid directly by the Trustee out of the Income and Capital Accounts as provided by Section 3.05.

     (c) None of the provisions of this Indenture shall be deemed to protect or purport to protect the Depositor against any liability to the Trust or to the Unitholders to which the Depositor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Depositor's reckless disregard of its obligations and duties under this Indenture.

     (d) Notwithstanding the discharge of the Depositor of the Trust, such Depositor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under this Indenture by the Depositor before the date of such discharge or by the undischarged Depositors before or after the date of such discharge, as fully and to the same extent as if no discharge has occurred.

     Section 7.05. Compensation. The Depositor shall receive at the times set forth in Sections 3.05, 3.18, 3.23 and 4.03 as compensation for performing portfolio supervisory services, bookkeeping and administrative expenses and evaluation services, such amount and for such periods as specified the Prospectus and/or Reference Trust Agreement. The compensation for providing portfolio supervisory services, bookkeeping and administrative expenses and evaluation services shall be made on the basis of the largest number of units outstanding at any time during the period for which such compensation is being computed. At no time, however, will the total amount received by the Depositor for services rendered to all series of NexBank Series in any calendar year exceed the aggregate cost to them of supplying such services in such year. Such rate may be increased by the Trustee from time to time, without the consent or approval of any Unitholder, or the Depositor, by amounts not exceeding the proportionate increase during the period from the date of such Prospectus and/or Reference Trust Agreement to the date of any such increase, in consumer prices as published either under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, IF such Index is no longer published, a similar index.

     In the event that any amount of the compensation paid to the Depositor pursuant to Sections 3.05, 3.18, 3.23 and 4.03 is found to be an improper charge against a Trust, the Depositor shall reimburse the Trust in such amount. An improper charge shall be established if a final judgment or order for reimbursement of the Trust shall be rendered against the Depositor and such judgment or order shall not be effectively stayed or a final settlement is established in which the Depositor agrees to reimburse the Trust for amounts paid to the Depositor pursuant to this Section 7.05.


                                  ARTICLE VIII

                              RIGHTS OF UNITHOLDERS

     Section 8.01. Beneficiaries of Trust. By the purchase and acceptance or other lawful delivery and acceptance of any Unit, the Unitholder shall be deemed to be a beneficiary of the related Trust created by this Indenture and vested with all right, title and interest in such Trust to the extent of the Unit or Units set forth, subject to the terms and conditions of this Indenture.

     Section 8.02. Rights, Terms and Conditions. In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture, the Unitholders shall have the following rights and powers and shall be subject to the following terms and conditions:

          (a) A Unitholder may at any time prior to the Trustee's close of business as of the date on which the Trust is terminated tender his Units to the Trustee for redemption, subject to and in accordance with Section 5.02.

          (b) The death or incapacity of any Unitholder shall not operate to terminate this Indenture or a related Trust, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of the Fund or a related Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he may have under any rule of law, of the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

          (c) No Unitholder shall have any right to vote or in any manner otherwise control the operation and management of the Fund, a related Trust, or the Securities and management of the Fund, or the Securities of the parties hereto, nor shall anything herein set forth, be construed so as to constitute the Unitholders from time to time as partners or members of an association; nor shall any Unitholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.


                                   ARTICLE IX

                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

     Section 9.01. Amendments. (a) This Indenture may be amended from time to time by the Depositor and Trustee hereto or their respective successors, without the consent of any of the Unitholders (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein, (ii) to change any provision required by the Securities and Exchange Commission or any successor governmental agency or (iii) to make such other provision regarding matters or questions arising hereunder as shall not materially adversely affect the interests of the Unitholders; provided, however, that in no event may any amendment be made which would adversely affect the status of a Trust for federal income tax purposes. This Indenture may not be amended, however, without the consent of all Unitholders then outstanding, so as (1) to permit, except in accordance with the terms and conditions hereof, the acquisition hereunder of any Securities other than those specified in the Schedules to the Reference Trust Agreement or (2) to reduce the aforesaid percentage of units the holders of which are required to consent to certain of such amendments. This Indenture may not be amended so as to reduce the interest in a Trust represented by Units without the consent of all affected Unitholders.

     (b) Except for the amendments, changes or modification as provided in
Section 9.01(a) hereof, neither the parties hereto nor their respective successors shall consent to any other amendment, change, modification or waiver of a provision of this Indenture without the giving of notice and the obtaining of the approval or consent of Unitholders representing at least 66-2/3% of the Units then outstanding of the affected Trust. Nothing contained in this Section 9.01(b) shall permit, or be construed as permitting, a reduction of the aggregate percentage of Units the holders of which are required to consent to any amendment, change or modification of this Indenture without the consent of the Unitholders of all of the Units then outstanding of the affected Trust and in no event may any amendment be made which would (1) alter the rights to the Unitholders as against each other, (2) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in this Indenture or (3) adversely affect the status of the Trust as a grantor trust for federal income tax purposes.

     (c) Promptly after the execution of any such amendment the Trustee shall furnish written notification to all then outstanding Unitholders of the substance of such amendment.

     (d) If a Trust has elected to be treated as a "regulated investment company" as defined in the Internal Revenue Code and notwithstanding Section 9.01(a), this Indenture may be amended from time to time by the Depositor and the Trustee without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provisions contained herein which may be defective or inconsistent with any other provision contained herein; (2) to change any provision hereof as may be required by the Securities and Exchange Commission or any successor governmental agency exercising similar authority; (3) to make such amendments as may be necessary for each Trust to continue to qualify as a regulated investment company for federal income tax purposes; or (4) to make such other provisions in regard to matters or questions arising hereunder as shall not materially adversely affect the interest of the Unitholders (as determined in good faith by the Depositor and the Trustee). This Indenture may also be amended from time to time by the Depositor and the Trustee (or the performance of any of the provisions of this Indenture may be waived) with the consent of holders of Units representing 66-2/3% of the Units at the time outstanding under the Trust Indenture of the individual Trust or Trusts affected for the purpose of adding any provisions of this Indenture or of materially modifying in any manner the rights of the holders of Units of such Trust or Trusts; provided, however, that in no event may any amendment be made which would (1) alter the rights to the Unitholders as against each other, (2) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in this Indenture or (3) adversely affect the characterization of a Trust as a regulated investment company for federal income tax purposes; provided, further, that the consent of 100% of the Unitholders of any individual Trust is required to amend this Indenture (1) to reduce the aforesaid percentage of Units the holders of which are required to consent to certain amendments and (2) to reduce the interest in such Trust represented by any Units of such Trust.

     Promptly after the execution of any amendment requiring the consent of the Unitholders or any of any other amendment if directed by the Depositor, the Trustee shall furnish written notification of the substance of such amendment to each Unitholder then of record affected thereby.

     It shall not be necessary for the consent of Unitholders under this Section
9.01 or under Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Unitholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 9.02. Termination. This Indenture and each Trust created hereby shall terminate upon the maturity, redemption, sale or other disposition as the case may be of the last Security held in such Trust hereunder unless sooner terminated as hereinbefore specified, and may be terminated at any time by the written consent of Unitholders representing at least 66-2/3% of the Units then outstanding; provided that in no event shall any Trust continue beyond the Mandatory Termination Date. If the value of a Trust shall be less than the applicable minimum value stated in the prospectus (generally 20% of the total value of securities deposited in the Trust during the initial offering period), the Trustee may in its discretion, and shall, when so directed by the Depositor, terminate the Trust. Upon the date of termination the registration books of the Trustee shall be closed.

     In the event of a termination, the Trustee shall proceed to liquidate the Securities then held and make the payments and distributions provided for hereinafter in this Section 9.02 based on such Unitholder's pro rata interest in the balance of the Capital and Income Accounts after the deductions herein provided. Written notice shall be given by the Trustee in connection with any termination to each Unitholder at his address appearing on the registration books of the Trustee and in connection with a Mandatory Termination Date such notice shall be given no later than 30 days before the Mandatory Termination Date. Included with such notice shall be a form to enable Unitholders owning that number of Units referred to in the Prospectus (if such option is available for the particular Trust involved) to request an In Kind Distribution rather than payment totally in cash upon termination. Such request must be returned to the Trustee at least five Business Days prior to the Mandatory Termination Date. Unitholders who do not effectively request an In Kind Distribution shall receive their distribution upon termination in cash.

     If the Prospectus for a Trust so provides, Unitholders who tender the required amount of Units specified in the Prospectus for a Trust may request an In Kind Distribution upon termination of such Trust; provided, however, (i) the Depositor reserves the right to direct the Trustee to make an In Kind Distribution rather than make a cash payment if a Unitholder tenders for redemption that aggregate value of Units, if any, set forth in the Prospectus and (ii) the Unitholder has elected to make an In Kind Distribution redemption at least 30 days prior to the termination of such Trust. Any Unitholder who receives an In Kind Distribution shall receive such distribution in the same manner as is provided in connection with redemptions in Section 5.02.

     In connection with any such termination, the Trustee shall segregate:

          (i) such number of Equity Securities as the Trustee, in its sole discretion, determines shall be necessary to liquidate to provide for fees and expenses of such Trust; and

          (ii) such number of the remaining Equity Securities as shall be necessary to satisfy distributions to Unitholders electing an In Kind Distribution.

     The Trustee will liquidate the Equity Securities not segregated for In Kind Distributions during such period and in such daily amounts as the Depositor shall direct. The Depositor shall direct the liquidation of the Equity Securities in such manner as to effectuate orderly sales and a minimal market impact. The Depositor reserves the right to sell Securities over a period of up to twenty (20) Business Days. In the event the Depositor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any sale or sales made in accordance with the Depositor's direction or, in the absence of such direction, in the exercise of the discretion granted by this
Section 9.02. The Trustee shall deduct from the proceeds of these sales and pay any tax or governmental charges and any brokerage commissions in connection with such sales. Amounts received by the Trustee representing the proceeds from the sales of Securities shall be credited to the related Capital Account.

     In the event that the Depositor directs the Trustee that certain Securities will be sold to a new series of the Trust (a "New Series"), the Depositor will certify to the Trustee, within five days of each sale from a Trust to a New Series, (1) that the transaction is consistent with the policy of both the Trust and the New Series, as recited in their respective registration statements and reports filed under the Investment Company Act of 1940, (2) the date of such transaction and (3) the closing sales price on the national securities exchange for the sale date of the securities subject to such sale. The Trustee will then countersign the certificate, unless the Trustee disagrees with the closing sales price listed on the certificate, whereupon the Trustee will promptly inform the Depositor orally of any such disagreement and return the certificate within five days to the Depositor with corrections duly noted. Upon the Depositor's receipt of a corrected certificate, if the Depositor verifies the corrected price by reference to an independently published list of closing sales prices for the date of the transactions, the Depositor will ensure that the price of Units of the New Series, and distributions to holders of the Trust with regard to redemption of their Units or termination of the Trust, accurately reflect the correct price. To the extent that the Depositor disagrees with the Trustee's corrected price, the Depositor and the Trustee will jointly determine the correct sales price by reference to a mutually agreeable, independently published list of closing sales prices for the date of the transaction. The Depositor and Trustee will periodically review the procedures for sales and make such changes as they deem necessary, consistent with Rule 17a-7(e)(2). The Depositor will maintain records of the procedures and of each transaction as provided in Rule 17a-7(f). The Trustee shall bear no responsibility for any sale made pursuant to the Depositor's instruction as provided in this paragraph.

     On the fifth Business Day following receipt of all proceeds of sale of the Securities, the Trustee shall:

          (a) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account of such Trust, from the Capital Account of such Trust, and pay to itself individually an amount equal to the sum of (i) its accrued compensation for its ordinary recurring services, (ii) any compensation due it for its extraordinary services in connection with such Trust, and (iii) any other costs, expenses or indemnities in connection with such Trust as provided herein;

          (b) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account, from the Capital Account of such Trust, and pay accrued and unpaid fees of the Evaluator, the Supervisor and counsel in connection with such Trust, if any;

          (c) deduct from the Income Account of such Trust or the Capital Account of such Trust any amounts which may be required to be deposited in the Reserve Account to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture in connection with such Trust;

          (d) make final distributions from such Trust, as follows:

               (i) to each Unitholder requesting an In Kind Distribution (y) such holder's pro rata portion of each of the Equity Securities segregated for distribution in kind, in whole shares, and (z) cash equal to such Unitholder's pro rata portion of the Income and Capital Accounts as follows: (1) a pro rata portion of the net proceeds of sale of the Equity Securities representing any fractional shares included in such Unitholder's pro rata share of the Equity Securities not segregated for liquidation to provide for Trust expenses and (2) cash equal to such Unitholder's pro rata share of the sum of the cash balances of the Income and Capital Accounts as of the Mandatory Termination Date plus, in either case, the net proceeds of sale of the Equity Securities segregated for liquidation to provide for Trust expenses less deduction of the fees and expenses specified in this
          Section 9.02 and less deduction of the Trustee's cost of registration and delivery of such Unitholder's Equity Securities;

               (ii) to each Unitholder receiving distribution in cash, such holder's pro rata share of the cash balances of the Income and Capital Accounts; and

               (iii) on the conditions set forth in Section 3.04 hereof, to all Unitholders, their pro rata share of the balance of the Reserve Account;

          (e) In Kind Distributions of Equity Securities shall be made by the Trustee through the distribution of each of the Equity Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at DTC; and

          (f) within 60 days after the distribution to each Unitholder as provided for in (d), furnish to each such Unitholder a final distribution statement, setting forth the data and information in substantially the form and manner provided for in Section 3.06 hereof.

     The Trustee shall be under no liability with respect to moneys held by it in the Income, Reserve and Capital Accounts of a Trust upon termination except to hold the same in trust within the meaning of the Investment Company Act of 1940, without interest until disposed of in accordance with the terms of this Indenture.

     Section 9.03. Construction. This Indenture is executed and delivered in the state of New York, and all laws or rules of construction of such state shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof.

     Section 9.04. Registration of Units. Except as provided in Sections 3.01 and 3.05, the Depositor agrees and undertakes on its own part to register the Units with the Securities and Exchange Commission or other applicable governmental agency, federal or state, pursuant to applicable federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to comply with this provision during the term of any Trust created hereunder, and the Trustee shall incur no liability, obligation or expenses in connection therewith.

     Section 9.05. Written Notice. Any notice, demand, direction or instruction to be given to the Depositor or Supervisor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor, 13455 Noel Road, Suite 2240, Dallas, Texas 75240, or at such other address as shall be specified by the Depositor or Supervisor to the other parties hereto in writing.

     Any notice, demand, direction or instruction to be given to the Evaluator hereunder shall be in writing and shall be duly given if mailed or delivered to the Evaluator, ____________________________, or at such other address as shall be specified by the Evaluator to the other parties hereto in writing.

     Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if delivered to the unit investment trust division office of the Trustee at 101 Barclay Street, 17th Floor, New York, New York 10286, Attention: Unit Trust Division, or to such other address as shall be specified by the Trustee to the other parties in writing.

     Any notice to be given to the Unitholders shall be duly given if mailed by first class mail with postage prepaid or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

     Section 9.06. Severability. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or the rights of the holders thereof.

     Section 9.07. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor for any cause whatsoever shall not operate to terminate this Indenture or any Trust insofar as the duties and obligations of the Trustee are concerned.

     IN WITNESS WHEREOF, NexBank Securities, Inc., Highland Capital Management, L.P. and The Bank of New York have each caused these Standard Terms and Conditions of Trust to be executed by authorized officers, all as of the day, month and year first above written.

                                           NEXBANK SECURITIES, INC.,
                                              DEPOSITOR AND SUPERVISOR



                                           By:
                                              ----------------
                                              Title:

                                           HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                              EVALUATOR

                                           By:
                                              ----------------
                                              Title:

                                           THE BANK OF NEW YORK, TRUSTEE

                                           By:
                                              ----------------
                                              Title:

     IN WITNESS WHEREOF, NexBank Securities, Inc., Highland Capital Management, L.P. and The Bank of New York have each caused these Standard Terms and Conditions of Trust to be executed by authorized officers, all as of the day, month and year first above written.

                                           NEXBANK SECURITIES, INC.,
                                              DEPOSITOR AND SUPERVISOR


                                           By:
                                              ----------------
                                              Title:

                                           HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                              EVALUATOR


                                           By:
                                              ----------------
                                              Title:

                                           THE BANK OF NEW YORK, TRUSTEE


                                            By:
                                              ----------------
                                               Title: